================================================================================

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
       [X] Preliminary Proxy Statement
       [_] Confidential, For Use of the Commission Only (as permitted by
             Rule 14a-6 (e) (2))
       [_] Definitive Proxy Statement
       [_] Definitive Additional Materials
       [_] Soliciting Material Under Rule 14a-12


                                 FUNDTECH, LTD.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

       [X] No fee required.
       [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and
            0-11.

1)       Title of each class of securities to which transaction applies:

         Not applicable.
         ----------------------------------------------------------------------


2)       Aggregate number of securities to which transaction applies:

         Not applicable.
         ----------------------------------------------------------------------


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.

         Not applicable.
         ----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

         Not applicable.
         ----------------------------------------------------------------------


5)       Total fee paid:

         Not applicable.
         ----------------------------------------------------------------------


         [_] Fee paid previously with preliminary materials: Not applicable.

         ----------------------------------------------------------------------

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid: Not applicable.
2)   Form, Schedule or Registration Statement No.: Not applicable.
3)   Filing Party: Not applicable.
4)   Date Filed: Not applicable.


================================================================================

                              [FUNDTECH LTD. LOGO]




Dear Shareholder:

                     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Fundtech Ltd. (the "Company") on November 29, 2000, beginning at 10:00 a.m., local time, at the Company's offices at 12 Ha'hilazon Street, (5th floor) Ramat Gan, Israel. We look forward to greeting as many of you as can attend the Annual Meeting.

                     Holders of the Company's Ordinary Shares are being asked to vote on the matters listed in the enclosed Notice of Annual Meeting of Shareholders. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE MATTERS SET FORTH IN THE NOTICE.

                     Whether or not you plan to attend the Annual Meeting, it is important that your Ordinary Shares be represented and voted at the Annual Meeting. Accordingly, after reading the enclosed Notice of Annual Meeting and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card in the envelope provided.



                                                 Very truly yours,


                                                 Reuven Ben-Menachem

                                                 Chairman of the Board and
                                                 Chief Executive Officer





NY2:\922145\05\JRJ505!.DOC\46984.0001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders
 of Fundtech Ltd.:

           The Annual Meeting of Shareholders of Fundtech Ltd. ("Fundtech" or the "Company") will be held at the Company's offices at 12 Ha'hilazon Street, (5th floor), Ramat Gan, Israel, on November 29, 2000, at 10:00 a.m., local time, for the following purposes:

1. To elect the directors of the Company to serve until their respective successors are elected and qualified ("Proposal 1").

2. To approve the service of Mr. Reuven Ben-Menachem as Chairman of the Board and Chief Executive Officer ("Proposal 2").

3. To ratify and approve an increase in the number of Ordinary Shares reserved for issuance pursuant to the Company's Directors' Option Plan ("Proposal 3").

4.       To approve the compensation of the Company's directors for 2000
         ("Proposal 4").

5. To ratify and approve the compensation and Option Awards of Mr. Reuven Ben-Menachem, a member of the Company's Board of Directors and Fundtech's Chief Executive Officer ("Proposal 5").

6. To ratify and approve amendments to the Company's 1997 Israel Plan and the 1999 Option Plan, increasing the aggregate number of Ordinary Shares reserved under such Plans ("Proposal 6").

7. To ratify the appointment of Kost, Forer and Gabbay, a member of Ernst & Young International, independent certified public accountants, as auditors for Fundtech for fiscal year 2000 and authorize the Board of Directors to set the remuneration for such auditors ("Proposal 7").

8. To ratify and approve amendments to the Company's Articles of Association ("Proposal 8").

9. To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

           In addition, the Annual Meeting shall include a general discussion with respect to the financial statements contained in the Company's Annual Report, a copy of which is enclosed herein. Only shareholders of record at the close of business on October 23, 2000, are entitled to notice of, and to vote at, the meeting.

           WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND REGARDLESS OF THE NUMBER OF ORDINARY SHARES YOU OWN, YOU ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND TO MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

           You may revoke your proxy by filing with the Secretary a written revocation or a proxy bearing a later date at any time prior to the time it is voted, or by voting in person at the Annual Meeting.



                                 By Order of the Board of Directors,


                                 Michael S. Hyman
                                 Vice President, General Counsel and Secretary

Ramat Gan, Israel
November 6, 2000


                                  FUNDTECH LTD.




                         12 HA'HILAZON STREET, 5TH FLOOR




                                RAMAT GAN, ISRAEL

                              --------------------

                                 PROXY STATEMENT

                              --------------------


                         ANNUAL MEETING OF SHAREHOLDERS


                     This Proxy Statement is being furnished to holders of Ordinary Shares, par value NIS. 0.01 ("Ordinary Shares"), of Fundtech Ltd., an Israeli corporation ("Fundtech" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on November 29, 2000, at 10:00 a.m., local time, at the Company's offices at 12 Ha'hilazon Street (5th Floor), Ramat Gan, Israel, and at any adjournment or adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about November 6, 2000.

THE PROXY

                     Oz Cohen, Vice President, Business Development and Strategic Planning and Michael S. Hyman, Vice President, General Counsel and Secretary of the Company, have each been selected as proxies by the Board of Directors of the Company with respect to the matters to be voted upon at the Annual Meeting.

                     All Ordinary Shares represented by properly executed proxies received twenty four (24) hours prior to the Annual Meeting and not revoked prior to the Annual Meeting in accordance with the procedure therefor will be voted and will be voted as specified in the instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS CONTAINED IN THIS PROXY STATEMENT AND, IN THE DISCRETION OF EITHER PERSON NAMED IN THE PROXY, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                     A shareholder may revoke his, her or its proxy at any time prior to use of such proxy by delivering to the Secretary of the Company a signed notice of revocation or a later dated and signed proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of proxy.

SHAREHOLDERS ENTITLED TO VOTE

                     Shareholders of record owning Ordinary Shares at the close of business on October 23, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 14,177,423

Ordinary Shares outstanding (excluding 50,002 Deferred Ordinary Shares), with each Ordinary Share entitled to one vote per share on each matter submitted to shareholders for consideration at the Annual Meeting.

QUORUM; REQUIRED VOTE

                     The presence, in person or by proxy, of the holders of record of at least 33 and 1/3 percent of the issued and outstanding Ordinary Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum and is necessary to hold the Annual Meeting.

                     The affirmative vote of a majority of the Ordinary Shares present at the Annual Meeting is required to elect the nominees for directors in respect to the election of directors (Proposal 1), to approve the continued simultaneous service of Mr. Reuven Ben-Menachem as Chairman of the Board and Chief Executive Officer of the Company (Proposal 2), to ratify and approve an increase in the number of Ordinary Shares reserved for issuance pursuant to the Company's Directors' Option Plan (Proposal 3), to approve the compensation of the Company's directors for 2000 (Proposal 4), to ratify and approve the compensation and Option Awards of Mr. Reuven Ben-Menachem, a member of the Company's Board of Directors and Fundtech's Chief Executive Officer (Proposal
5), to ratify and approve amendments to the Company's 1997 Israel Plan and the 1999 Option Plan, increasing the aggregate number of Ordinary Shares reserved under such Plans (Proposal 6), and to ratify the appointment of Kost, Forer and Gabbay, a member of Ernst and Young International, as the Company's independent auditors, and authorize the Board of Directors to set the remuneration for such auditors (Proposal 7). The affirmative vote of 75% of the Ordinary Shares present at the Annual Meeting is required to approve amendments to the Company's Articles of Association (Proposal 8). With respect to the election of Jay B. Morrison, George M. Lieberman and Gil Weiser, the Company's nominees for external directors (Proposal 1), the majority must include either at least one-third of the shares of non-controlling shareholders voting on the matter or the total shares of non-controlling shareholders voted against the election may not represent more than one percent of the voting rights in the Company. With respect to the approval of the continued simultaneous service of Mr. Reuven Ben-Menachem as Chairman of the Board and Chief Executive Officer of the Company (Proposal 2), the majority must include at least two-thirds of the shares of non-controlling shareholders voting on the matter.

                     On each matter submitted to shareholders for consideration at the Annual Meeting, only Ordinary Shares that are voted in favor of such matter will be counted towards approval of such matter. Ordinary Shares present at the Annual Meeting that are not voted for a particular matter or Ordinary Shares present by proxy where the shareholder properly withheld authority to vote for such matter (including broker non-votes) will not be counted toward approval of such matter. Shareholders will not be allowed to cumulate their votes in the election of directors.

                     A broker non-vote occurs when a nominee holding Ordinary Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. On all matters considered at the Annual Meeting, abstentions and broker non-votes will be treated as neither a vote "for" nor "against" the matter, although they will be counted as present in determining if a quorum is present.


PROPOSAL 1 - ELECTION OF DIRECTORS

                     The Company's Board of Directors has nominated 7 persons to be elected at the Annual Meeting to serve as directors of the Company. All of the nominees currently serve as directors of the Company and are nominated to serve as directors until the close of the next Annual Meeting. Jay B. Morrison, George M. Lieberman and Gil Weiser qualify as external directors under the requirements of the Israeli Companies Law, 5759-1999 (the "Companies Law"), and are nominated to serve as external directors for a period of three years from the date of the meeting.

                     Each of the below-named nominees has consented to being named in this Proxy Statement and will serve as a director if elected. If at the time of the Annual Meeting, however, any of the below-named nominees should be unable or decline to serve, the persons named as proxies herein will vote for such substitute nominee or nominees as the Board of Directors recommends, or will vote to allow the vacancy created thereby to remain open until filled by the Board of Directors (except for those persons nominated to serve as external directors), as the Board of Directors recommends.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary to elect each of the below-named (including Jay B. Morrison, George M. Lieberman and Gil Weiser) as directors. In addition, the affirmative vote of a Special Majority (as defined above) of the voting power represented at the meeting in person or by proxy is necessary to elect each of Jay B. Morrison, George M. Lieberman and Gil Weiser as external directors.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ELECT EACH OF THE BELOW-NAMED AS DIRECTORS.

                     The following table lists the name, age and positions with the Company of each of the nominees and the month and year in which each director was first elected.

                                                                         Served as
      Name                  Age     Position with the Company          Director Since
      ----                  ---     -------------------------          --------------
Reuven Ben-Menachem         40      Chief Executive Officer,           April 1993
                                    President and Director

George M. Lieberman         57      Director                           December 1998

Jay B. Morrison             53      Director                           April 1995

Achi Racov                  55      Director                           September 1999

Rina Shainski               41      Director                           March 1999

Rimon Ben-Shaoul            55      Director                           August 1998

Gil Weiser                  59      Director                           July 2000


Nominees

                     REUVEN BEN-MENACHEM, a co-founder of Fundtech, has served as Fundtech's Chief Executive Officer and President, as a director of Fundtech since its inception in April 1993 and as Chairman of the Board of Directors since August 1998. Before founding Fundtech, Mr. Ben-Menachem was employed at Logica Data Architects, a funds transfer software provider, most recently as a Technical Director and a Product Manager. From January 1984 until June 1986, Mr. Ben-Menachem served as Director of Banking Systems at Manof Communications Systems, a middleware software provider. Prior thereto, Mr. Ben-Menachem served as a senior programmer/analyst in the Israeli Air Force.

                     GEORGE M. LIEBERMAN has served as a director of Fundtech since 1998. He is an E-Commerce innovator. Mr. Lieberman is the Chief Technology Officer of Versus International Group Limited, a global investment company. Up until April 2000, Mr. Lieberman served as Chief Information Officer of WIT Capital Group, a pioneer Internet investment firm. He has held the position of Director of Fundtech Corporation, a leader in Global Payment Systems since December 1998. Prior to January 1999, he held a number of positions at Merrill Lynch & Co. including First Vice President of Technology Strategy and Planning and was a member of the Merrill Lynch Technology Advisory Board. Mr. Lieberman has more than 30 years of information technology management and development experience across a broad spectrum of industries. He holds two computer related patents. Mr. Lieberman was also responsible for the development of major systems projects at many financial industry companies including Citibank and ADP. Mr. Lieberman holds advanced degrees in Industrial Engineering and Operations Research. Mr. Lieberman is the Chairman of the Corporate Advisory Board of The Institute for Technology and Enterprise part of the Polytechnic University of New York.

                     JAY B. MORRISON has served as a director of Fundtech since April 1995 and was Co-Chairman of the Board of Directors until August 1998. Dr. Morrison has been a General Partner of Newbury Ventures, Inc., a venture capital investment firm, since 1992. Prior thereto, Dr. Morrison held a number of positions with Govett & Co. Ltd., a European international fund management company, including Chief Financial Officer and President of its venture capital subsidiary from 1990 to 1991. Dr. Morrison is currently a Director of Jacada Ltd. Dr. Morrison holds B.Ie. and M.S. degrees from Ohio State University and a Ph.D from the University of California, Berkeley, and has more than 15 years of experience in investing in and working with emerging growth companies.

                     ACHI RACOV has served as a director of Fundtech since September 1999. Mr. Racov has served as Chief Information Officer of National Westminster Bank Group, London ("NatWest Group"). Prior to his position as Chief Information Officer, Mr. Racov served as Director of Architecture & Governance of NatWest Group IT from 1994 through 1996. From 1991 through 1994, Mr. Racov was employed by Nedcor, South Africa, as IT Executive Strategy and Technology. From 1978 to 1990, Mr. Racov served as Technical Director of MSS International. From 1975 to 1978, Mr. Racov served as Technology Specialist at Digitron. From 1971 to 1975, Mr. Racov served as General Manager, Systems and Development, of Burroughs Israel and served as Project Leader and Head of Support at the Israeli Ministry of Education from 1967 to 1970. Prior thereto, Mr. Racov served as an Electronics Engineer in the Israeli Army.

                     RINA SHAINSKI has served as a director of Fundtech since March 1999 after serving as an alternate director of Fundtech since August 1998. Ms. Shainski has served as General Partner of Carmel Ventures Fund since April 2000. Ms. Shainski has served as Vice President Business Development of Clal Industries and Investments Ltd. ("CII"), one of Israel's largest investment and holding companies, which is invested primarily in the industrial and technology sectors, since September 1997. From 1989 until 1996, Ms. Shainski was employed by Tecnomatix Technologies Ltd., most recently as Director Research & Development and Vice President Business Development. Ms Shainski has more than 13 years of experience in management of high-tech software companies. Ms. Shainski holds an M.Sc. degree in Computer Science from Weizmann Institute of Science, Israel and a B.Sc. degree in Physics from Tel Aviv University. Ms. Shainski is a graduate of the International Executive Program in Insead, Fontainbleau, France.

                     RIMON BEN-SHAOUL has served as a director of Fundtech since August 1998. He has also served as President of CII since May 1997. From 1985 until 1997, Mr. Ben-Shaoul served as President and as a member of the board of directors of Clal Insurance Company Ltd. Mr. Ben Shaoul also serves as the chairman or a member of the boards of directors of several other companies in which CII has interests. Mr. Ben-Shaoul earned a B.A. in Economics as well as an M.B.A. from Tel Aviv University.

                     GIL WEISER has served as a director of Fundtech since July 2000. Mr. Weiser has served as the General Manager of Hewlett Packard (Israel). Prior to serving as General Manager of Hewlett Packard (Israel), Mr. Weiser served as President and Chief Executive Officer of Computation and Measurement Systems Ltd. (CMS), the Israeli representative of Hewlett Packard from 1995 until 1998. From 1993 to 1995, Mr. Weiser served as President and Chief Executive Officer of Fibronics International Inc., a worldwide provider of network solutions for complex data operations in heterogeneous computing environments. From 1976 until 1993, Mr. Weiser served as Managing Director of Digital Israel, a wholly owned subsidiary of Digital Equipment Corporation. Mr. Weiser has and continues to hold significant public positions including Chairman of the Multinational Companies Forum and Vice Chairman of the Israeli Management Center. Presently he serves as Chairman of the Executive Board of Haifa University, one of the leading institutions of higher education in Israel. Mr. Weiser has earned a B.S.E.E. in Electrical Engineering from the Technion as well as an M.S.E.E. in Electronics Computer Sciences from the University of Minnesota.

EXTERNAL DIRECTORS

                     The Companies Law became effective on February 1, 2000. Under the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public in or outside of Israel are required to appoint at least two independent, or external, directors. A person may not be appointed as an external director if the person or the person's relative, partner, employer or any entity under the person's control, has, as of the date of the person's appointment as external director, or had, during the preceding two years, any affiliation with the company, any person or entity controlling the company or any entity controlled by the company or by this controlling entity. The term "affiliation" includes:

         o        an employment relationship;
         o business or professional relationship maintained on a regular basis;
         o        control; and
         o        service as an office holder.

                     A person may not serve as an external director if the person's affiliation with the company creates, or may create, a conflict of interests with the person's responsibilities as an external director or may adversely impact such person's ability to serve as an external director.

                     Under the Companies Law, each committee which is authorized to exercise one of the functions of the board of directors is required to include at least one external director. The term of an external director is three years and may be extended for an additional three years. Until the lapse of two years from termination of service as director, a company may not engage an external director to serve as an office holder and cannot employ or receive services from that person, either directly or indirectly, including through a corporation controlled by that person. The external directors must be elected by the majority of the shareholders in a general meeting, provided that such majority either includes at least one-third of the shares of non-controlling shareholders voted on the matter, or the total shares of non-controlling shareholders voted against the election do not represent more than one percent of the voting rights in the company.

                     Jay B. Morrison, George M. Lieberman and Gil Weiser satisfy the requirements of the Companies Law with respect to external directors.

AUDIT COMMITTEE; INTERNAL AUDITOR

                     Pursuant to the Companies Law, the board of directors of a public company must appoint an audit committee as well as an internal auditor. The audit committee must be comprised of at least three directors, including all of the external directors. The audit committee may not include the chairman of the board, any director employed by the company or providing services to the company on a regular basis or a controlling shareholder or his relative. The role of the audit committee is to examine problems in the management of the company, in consultation with the internal auditor and the company's auditor, and suggest an appropriate course of action. In addition, the approval of the audit committee is required to effect specified actions and transactions with office holders and interested parties. The role of the internal auditor is to examine, among other things, whether the company's acts comply with the law and follow orderly business procedures. The internal auditor may be an employee of the company but may not be an interested party, an office holder or a relative of an interested party or office holder, and may not be a member of the company's independent accounting firm or its representative.

FIDUCIARY DUTIES OF OFFICE HOLDERS

                     The Companies Law codifies the fiduciary duties that "office holders," including directors and executive officers, owe to a company. An office holder's fiduciary duties consist of a duty of care and a duty of loyalty. The duty of care requires an office holder to act with the same level of skill with which a reasonable office holder in the same position would act under the same circumstances. This includes a duty to use reasonable means to obtain information on the advisability of a given action brought for such office holder's approval or performed by him by virtue of his position, and all other significant information pertaining to such action. The duty of loyalty requires an office holder to act in good faith and for the company's benefit, and includes avoiding any conflict of interest between the office holder's position in the company and any other position held by him or his personal affairs, avoiding any competition with the company, avoiding exploiting any business opportunity of the company in order to receive personal advantage for himself or others, and revealing to the company any information or documents relating to the company's affairs which the office holder has received due to his position as an office holder. Each person listed in the table under "--Election of Directors" above is an office holder. Under the Companies Law, all arrangements as to compensation of office holders who are not directors require approval of the board of directors and, with respect to indemnification and insurance of these office holders, also require audit committee approval. Arrangements regarding the compensation of directors require the approval of the audit committee, board of directors and shareholders.

APPROVAL OF TRANSACTIONS UNDER THE COMPANIES LAW

                     The Companies Law requires that an office holder of the company promptly disclose any personal interest that he or she may have and all related material information known to him or her in connection with any existing proposed transaction by the company. If the transaction is an extraordinary transaction as defined under Israeli law, the office holder must also disclose any personal interest held by the office holder's spouse, siblings, parents, grandparents, descendants, spouse's descendants and the spouses of any of the foregoing. In addition, the office holder must also disclose any interest held by any corporation in which the office holder is a five percent (5%) or greater shareholder, director or general manager or in which he or she has the right to appoint at least one director or the general manager. An extraordinary transaction is defined as a transaction other than in the ordinary course of business, otherwise than on market terms, or that is likely to have a material impact on the company's profitability, assets or liabilities.

                     In the case of a transaction of the company with an office holder which is not an extraordinary transaction, after the office holder complies with the above disclosure requirement only approval of the board of directors is required unless the company's articles of association provide otherwise. The transaction must not be adverse to the company's interest. Furthermore, if the transaction is an extraordinary transaction, then, in addition to any approval stipulated by the articles of association, it also must be approved by the company's audit committee and then by the board of directors, and, under certain circumstances, by the shareholders of the company. In most cases an office holder who has a personal interest in a matter which is considered at a meeting of the board of directors or the audit committee may not be present at the meeting or vote on this matter.

                     The Companies Law applies the same disclosure requirements to a controlling shareholder of a public company. A controlling shareholder is a shareholder who has the ability to direct the operation of the company (except if such ability derives only from his position as director or office holder in the company), including a shareholder that holds 25% or more of the voting rights if no other shareholder owns more than 50% of the voting rights in the company. Extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, and the terms of compensation of a controlling shareholder who is an office holder, require the approval of the audit committee, the board of directors and the shareholders of the company. The shareholder approval must include at least one-third of the shareholders who have no personal interest in the transaction and are present (in person or by proxy) at the meeting or, alternatively, the total shareholdings of those who have no personal interest in the transaction who vote against the transaction must not represent more than one percent of the voting rights in the company.

                     In addition, a private placement of securities that will increase the relative holdings of a shareholder that holds five percent (5%) or more of the company's outstanding share capital (assuming the exercise or conversion of all securities held by such person that are exercisable for or convertible into shares) or that will cause any person to become, as a result of the issuance, a holder of more than five percent (5%) of the company's outstanding share capital, requires approval by the board of directors and the shareholders of the company.

                     The Articles of Association of Fundtech provide that the Board may delegate all of its powers to such committees of the Board as it deems appropriate, subject to the provisions of the applicable law.

                     For information concerning the direct and indirect personal interests of certain Office Holders and principal shareholders of Fundtech in certain transactions with Fundtech, see "Certain Relationships and Related Party Transactions."

INDEMNIFICATION OF DIRECTORS AND OFFICERS

                     Sections 260 and 261 of the Companies Law permit a company to perform both of the following actions, provided that such actions are authorized by the company's articles of association: (i) insure a director or officer for the breach of his duty of care or, to the extent he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company, for the breach of his fiduciary duty as well as for monetary liabilities charged against him as a result of an act or omission he committed in connection with his serving as an officer or director of the company, and
(ii) indemnify an officer or director for monetary liability incurred by him pursuant to a judgment, including a settlement or arbitration decision approved by a court, as well as for reasonable legal expenses incurred by him in an action brought against him by or on behalf of the company or others, or as a result of a criminal charge of which he was acquitted, or as a result of a criminal procedure in which he was convicted of a felony which does not require proof of criminal intent provided that any such liability or expense incurred by such office holder is due to an action performed by such office holder by virtue of his position with the company. These provisions are specifically limited in their scope by Section 263 of the Companies Law, which provides that a company may not indemnify an officer or director nor enter into an insurance contract which would provide coverage for any liability incurred as a result of the following: (a) a breach by the officer or director of his fiduciary duty unless he acted in good faith and had a reasonable basis to believe that the act would not prejudice the company; (b) a breach by the officer or director of his duty of care if such breach was done intentionally or recklessly; (c) any act or omission done with the intent to derive an unlawful personal benefit; or (d) any fine levied against such officer or director.

                     The Articles of Association of Fundtech provide that Fundtech may enter into a contract for the insurance of the liability, in whole or in part, of any of its Office Holders (as defined below) with respect to: (i) a breach of his duty of care to Fundtech or to another person; (ii) a breach of his fiduciary duty to Fundtech, provided that the Office Holder acted in good faith and had a reasonable basis to assume that his act would not prejudice the interests of Fundtech; or (iii) a financial liability imposed upon him in favor of another person in respect of an act performed by him in his capacity as an Office Holder of Fundtech. In addition, Fundtech may indemnify an Office Holder against: (i) a financial liability imposed on him in favor of another person by any judgment, including a compromise judgment or an arbitrator's award approved by a court in respect of an act performed in his capacity as an Office Holder of Fundtech, and (ii) reasonable litigation expenses, including attorneys' fees, incurred by such Office Holder or charged to him by a court in proceedings instituted against him by Fundtech or on its behalf or by another person, or in a criminal charge from which he was acquitted, all in respect of an act performed in his capacity as an Office Holder of Fundtech. The Articles of Association of Fundtech state that an Office Holder of Fundtech includes a director, a general manager, the chief executive officer, an executive vice president, a vice president, other managers directly subordinate to the general manager and any person who fills one of the above positions in Fundtech, even if he holds a different title. Fundtech has obtained directors and officers liability insurance for the benefit of Fundtech's Office Holders.

COMMITTEES OF THE BOARD OF DIRECTORS

                     The Board of Directors of the Company has an Audit and Control Committee (the "Audit Committee") and a Compensation Committee.

Audit Committee

                     The Audit Committee, which consists of Ms. Rina Shainski, Mr. Jay B. Morrison and Mr. George M. Lieberman, exercises the powers of the Board of Directors with respect to the accounting, reporting and financial control practices of the Company. In the event of his election as an external director of the Company, the Board of Directors shall appoint Mr. Gil Weiser as a member of the Audit Committee.

Compensation Committee

                     The Compensation Committee, which consists of Ms. Rina Shainski, Mr. Achi Racov and Mr. Jay B. Morrison, administers the Company's stock option plans and the Company's overall compensation practices.

DIRECTORS' COMPENSATION

                     Pursuant to the Company's Directors' Option Plan, in 1999 the Company granted options to purchase up to 6,000 Ordinary Shares to each member of the Board of Directors. For additional information regarding stock options to purchase Ordinary Shares granted to Reuven Ben-Menachem as a director or as an employee - see " Compensation Committee Report - CEO" below.

                     We do not otherwise compensate directors for attending meetings of the board of directors or committee meetings of the board of directors, but we do reimburse directors for their reasonable travel expenses incurred in connection with attending these meetings.

DIRECTORS' ATTENDANCE

                     The Board of Directors held 10 meetings during Fiscal 1999. Except for George M. Lieberman, who attended 60% of the Board of Directors meetings, none of the incumbent directors attended (including through the means of the appointment of an alternate director or through a proxy, as permitted under Fundtech's Articles of Association) fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors (held during the period that such director was in office) and (ii) the total number of meetings of all committees of the Board of which such director was a member (held during the period that such director was in office). See "--Committees of the Board of Directors."

                                   MANAGEMENT

EXECUTIVE OFFICERS

                     The following individuals are the executive officers and key management of Fundtech:

      NAME                   AGE                           TITLE
      ----                   ---                           -----
Reuven Ben-Menachem          40     Chief Executive Officer and Chairman

Michael Carus                34     Executive Vice President, Chief Operating Officer and Chief
                                    Financial Officer

Paul J. Citarella            42     Executive Vice President, Corporate Marketing

Gil Gadot                    39     Executive Vice President, Head of Israeli Operations

Joseph P. Mazzetti           59     Executive Vice President, International

J. Edmund Orr III            50     Executive Vice President, Electronics Banking



                     For a discussion of the business experience of Mr. Reuven Ben-Menachem, see "Board of Directors".

                     MICHAEL CARUS has served as Executive Vice President, Chief Operating Officer and Chief Financial Officer since July 1999. Prior to that, Mr. Carus served as Executive Vice President and Chief Financial Officer of Fundtech since May 1998, and as Senior Vice President and Chief Financial Officer from September 1997 to May 1998. From May 1995 to August 1997, Mr. Carus was employed by Geotek Communications Inc., a wireless communications solution provider, most recently as Vice President and Acting Chief Financial Officer, Corporate Controller and Chief Accounting Officer. From 1988 to 1995, Mr. Carus was employed by Coopers & Lybrand as a Certified Public Accountant, most recently in the position of Manager - Business Assurance.

                     PAUL J. CITARELLA has served as Executive Vice President, Corporate Marketing, since July 1999. Prior to that, Mr. Citarella served as Senior Vice President and General Manager of the Electronic Banking Division of Fundtech since April 1998. Mr. Citarella held the same position at Checkfree Corporation where he was employed from 1996 to April 1998. From 1985 to 1995, Mr. Citarella was employed by Unisys Corporation, an information technology solutions provider, where he held management and sales positions with that company's Financial Services Division.

                     GIL GADOT has served as Executive Vice President of Technology and regional General Manager Israel Operations of Fundtech since September 1998. From 1995 until September 1998, Mr. Gadot was Senior Vice President of Operations of Technology and U.S. Operations, and served as Vice President of Research and Development of Fundtech since it commenced operations in 1993 until 1995. From 1987 to 1993, Mr. Gadot was a senior project manager of DSSI, a leading systems and software supplier. Prior thereto, Mr. Gadot served as a senior programmer and analyst holding a rank of Captain in the Israeli Army Computer center. Mr. Gadot has more than 18 years of software development experience, particularly in advanced graphical user interface, operating and real-time systems.

                     JOSEPH P. MAZZETTI has served as Executive Vice President, Sales and Marketing of Fundtech. Prior to joining Fundtech, Mr. Mazzetti was employed as an Executive Vice President at PRT Corp., a Year 2000 solution company, from 1992 to 1994. From 1984 to 1992, Mr. Mazzetti was employed at Logica Data Architects, most recently as Executive Vice President of the Financial Products Group, where he had responsibility for funds transfer, message switching and asset/liability product lines. Mr. Mazzetti has more than 30 years of experience in information technology in the public and private sectors with concentration in the banking and financial institutions market.

                     J. EDMUND ORR III has served as Executive Vice President and General Manager of the Electronic Banking Division since joining Fundtech in July 1999. Prior to joining Fundtech, Mr. Orr was the Vice President of Transaction Software Technologies (TST) responsible for Product Management and

New Business Development from 1993 through 1998. Prior to joining TST, Mr. Orr was employed by Security Pacific Bank/Bank of America from 1979 through 1993, where he held various management positions within their Treasury Management organization.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

                     The following table sets forth certain information as of October 23, 2000 (except as otherwise specified in the footnotes) about beneficial ownership of Fundtech's Ordinary Shares by (i) each person who is the beneficial owner of more than five percent (5%) of the outstanding Ordinary Shares, (ii) all directors of the Company, (iii) the Chief Executive Officer and the four other highest-paid executive officers employed by the Company as of December 31, 1999 (the "Named Officers"), and (iv) all directors and executive officers as a group, based in each case on information furnished to the Company. The address of each person who is an officer or director of the Company is c/o Fundtech Ltd., 12 Ha'hilazon Street, Ramat Gan, Israel.

                                                                           NUMBER OF ORDINARY SHARES            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED           BENEFICIALLY OWNED
------------------------------------                                           ------------------           ------------------
Aura Investments Ltd.(1)............................................                  1,055,000                     .44%
Clal Industries and Investments ("CII")(2)..........................                  3,833,497                   27.04%
Rimon Ben-Shaoul(3).................................................                  3,845,497                   27.10%
Reuven Ben-Menachem(4)..............................................                    384,900                    2.71%
George Lieberman....................................................                     10,500                     2.6%
Jay B. Morrison(5)..................................................                     12,749                        *
Achi Racov..........................................................                      6,000                        *
Rina Shainski.......................................................                      9,000                        *
Gil Weiser..........................................................                          0                        *
Michael Carus(6)....................................................                     30,331                        *
Paul Citarella(7)...................................................                     27,250
Gil Gadot(8)........................................................                    140,206                       1%
Joseph P. Mazzetti(9)...............................................                     33,562                        *
J. Edward Orr III(10)...............................................                      9,600                        *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)                          4,509,595                    31.4%


----------------------------------------
      *  Less than one percent

(1)      Consists of 1,055,000 Ordinary Shares held by Aura Investments Ltd.
         ("Aura").

(2) Consists of 3,833,497 Ordinary Shares held by CII, of which Mr. Ben-Shaoul is President. The address of CII is Clal Atidim Tower, Building No. 4, Tel Aviv 61581, Israel.

(3) Includes 3,845,497 Ordinary Shares owned by CII, of which Mr. Ben-Shaoul is President. Mr. Ben-Shaoul disclaims beneficial ownership of the Ordinary Shares held by CII. Also includes options to purchase 12,000 Ordinary Shares granted pursuant to the Directors' Option Plan.

(4) Includes options to purchase 12,000 Ordinary Shares granted pursuant to the Directors' Option Plan. Also includes 13,750 Ordinary Shares issuable upon the exercise of employee options held by Mr. Ben-Menachem.

(5) Includes 607 Ordinary Shares held by Jay Morrison and 142 Ordinary Shares held by Newbury Investors Inc. of which Mr. Morrison is a 50% shareholder. Mr. Morrison disclaims beneficial ownership of such Ordinary Shares held by Newbury Investors Inc. except to the extent of his proportionate pecuniary interest therein. Also includes options to purchase 12,000 Ordinary Shares granted pursuant to the Directors' Option Plan.

(6) Consists of 30,331 Ordinary Shares issuable upon the exercise of employee options held by Mr. Carus.

(7) Consists of 27,250 Ordinary Shares issuable upon the exercise of employee options held by Mr. Citarella.

(8) Includes 9,375 Ordinary Shares issuable upon the exercise of employee options held by Mr. Gadot.

(9) Includes 33,062 Ordinary Shares issuable upon the exercise of employee options held by Mr. Mazzetti.

(10) Includes 9,500 Ordinary Shares issuable upon the exercise of employee options held by Mr. Orr.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

                     During 1999, Mr. Ariu Levi, who was the President of Fundtech Corp. for most of 1999, failed to timely file with the Securities and Exchange Commission (the "SEC") seven Forms 4 relating to seven transactions; Mr. Paul Citarella, who is Executive Vice President, Corporate Marketing failed to timely file with the SEC one Form 3 and one Form 4 relating to one transaction; Mr. J. Edmund Orr III, who is Executive Vice President and General Manager, Electronic Banking failed to timely file with the SEC one Form 3 and one Form 4 relating to one transaction; Mr. George M. Lieberman, who is a Director, failed to timely file with the SEC one Form 4 relating to one transaction; and Mr. Jay B. Morrison, who is a Director, failed to timely file with the SEC one Form 4 relating to one transaction.


                             EXECUTIVE COMPENSATION

                     The following table sets forth information concerning total compensation earned by or paid to the Named Officers during the fiscal years indicated for services rendered to the Company and its subsidiary.


                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                          SECURITIES
                                                       ANNUAL COMPENSATION                UNDERLYING          ALL OTHER
       NAME & PRINCIPAL POSITION                YEAR          SALARY         BONUS          OPTIONS        COMPENSATION(1)
--------------------------------------     -------------  ------------- -------------  ---------------   -----------------
Reuven Ben-Menachem...................          1999        $  200,000    $   65,000         6,000(2)           2,447
  Chief Executive Officer, President            1998           165,417       140,000        21,000(3)           2,954
  and Chairman                                  1997           141,246         5,000            --              2,866
Gil Gadot.............................          1999           107,878        45,000            --              5,406
  Executive Vice President -                    1998           115,000        20,000        10,000              2,954
  Technology, General Manager                   1997            90,000        20,000            --              2,866
  Israeli Operations
Joseph P. Mazzetti....................          1999           160,000        18,000            --              2,447
  Executive Vice President - Sales              1998           146,875        25,000        15,000              2,866
  and Marketing                                 1997           110,000        10,000        10,500              3,300
Michael Carus.........................          1999           160,000        43,000            --              2,447
  Executive Vice President, Chief               1998           145,833        40,000        15,000              2,954
  Operating Officer and Chief                   1997            40,833            --        60,000                716

  Financial Officer
Paul Citarella........................          1999           145,000        50,000        12,000              2,447
  Executive Vice President -                    1998(4)         79,000        10,000        50,000              1,969
  Corporate Marketing                           1997                --            --            --                 --


----------

(1)      Represents relocation, housing and health insurance premiums.
(2)      Includes 6,000 options granted pursuant to the Director's Option Plan.
(3) Includes 6,000 options granted pursuant to the Director's Option Plan and 15,000 options granted pursuant to Fundtech's employee option plans.
(4)      Joined Fundtech Corporation in April 1998.

                     No other annual compensation, stock appreciation rights, long-term restricted stock awards or long-term incentive plan payouts were awarded to, earned by, or paid to the executive officers above during any of Fundtech's last three fiscal years.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                     Stock options exercisable for Ordinary Shares are granted to certain employees of the Company pursuant to the Company's share option plans in order to secure and retain the services of highly qualified persons by rewarding key employees for their contribution toward increasing the value of the Company's Ordinary Shares. The following table provides information on options granted to the Named Officers during the last fiscal year pursuant to the Company's option plans.

                     The table also shows, among other data, hypothetical potential gains from options granted in fiscal 1999. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of the price of Ordinary Share over the life of the options granted in Fiscal 1999. The assumed rates of growth were selected by the SEC for illustrative purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

                                                      INDIVIDUAL GRANTS
                              -------------------------------------------------------------------
                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                   AT ASSUMED ANNUAL RATES OF
                                   NUMBER          % OF TOTAL                                       STOCK PRICE APPRECIATION
                                     OF           OPTIONS/SARS        EXERCISE                            FOR OPTION TERM
                                OPTIONS/SARS     GRANTED TO ALL      PRICE PER        EXPIRATION      ----------------------
NAME OF EXECUTIVE                  GRANTED         EMPLOYEES(3)     SHARE($/SH)(4)       DATE            5%            10%
-----------------                  -------         ------------     --------------       ----            --            ---
Reuven Ben-Menachem.........        6,000(1)           1.1%             $22.31        09/30/04        $36,988       $81,734
Paul J. Citarella...........       12,000(2)           2.3%             $13.25        10/28/04        $43,929       $97,071


(1) Each option represents the right to purchase one Ordinary Share. These options were granted pursuant to Fundtech's Directors' Option Plan on September 30, 1999. The options vest at a rate of 25% every three months.
(2) Each option represents the right to purchase one Ordinary Share. These options were granted pursuant to the Fundtech Ltd. 1999 Employee Option Plan on October 28, 1999. The options vest at a rate of 12.5% every six months.
(3) In the year ended December 31, 1999, we granted options to employees and directors to purchase an aggregate of 528,075 Ordinary Shares, including options to purchase an aggregate of 49,500 Ordinary Shares granted to Fundtech's directors.
(4) The exercise price on the date of grant was equal to 100% of the fair market value of the Ordinary Shares on the date of grant.

FISCAL YEAR-END OPTION HOLDINGS

                     The following table summarizes for each of the Named Officers option exercises during fiscal 1999, including the aggregate value of gains on the date of exercise, the total number of unexercised options for Ordinary Shares, if any, held at December 31, 1999 and the aggregate dollar value of unexercised in-the-money options for Ordinary Shares, if any, held at December 31, 1999. Value of unexercised in-the-money options at fiscal year-end is the difference between the exercise or base price of such options and the fair market value of the underlying Ordinary Shares on December 31, 1999, which was $20.50 per share. These values have not been, and may never be, realized, as these options have not been, and may never be, exercised. Actual gains, if any, upon exercise will depend on the value of Ordinary Shares on the date of any exercise of options.


           AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                                                                    VALUE OF UNEXERCISED
                                                                                                        (AT YEAR END)
                                                                     NUMBER OF UNEXERCISED          IN-THE MONEY OPTIONS
                              ORDINARY SHARES                    OPTIONS AT FISCAL YEAR-END (#)         AT FY-END ($)
                                 ACQUIRED          VALUE         -----------------------------   ----------------------------
NAME                          ON EXERCISE (#)    REALIZED ($)    EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                          ---------------    ------------    -----------     -------------   -----------    -------------
Reuven Ben-Menachem........       3,000(1)            60,135       8,250(2)          15,000        $ 63,383       $133,125
Paul Citarella.............          7,000           157,500         11,750          43,250          73,438        282,313
Joseph Mazzetti............         15,000           336,612         22,312          15,188         363,991        167,459
Michael H.  Carus..........         12,500           313,687         18,750          33,750         290,831        486,169
Gil Gadot..................          5,500           150,122      30,002(3)           7,500         521,899         66,563


-----------------------
(1)        Includes 3,000 options exercised by his wife.
(2)        Includes 2,250 options held by his wife.
(3)        Includes 3,000 options held by his wife.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                     The members of the Compensation Committee for the fiscal year ended December 31, 1999 were Ms. Rina Shainski, Mr. Achi Racov and Mr. Jay
B. Morrison. No member of the Compensation Committee is an officer or employee of Fundtech. The responsibilities of the Compensation Committee include administering Fundtech's stock option plans and approving the base compensation of Mr. Reuven Ben-Menachem.

STOCK OPTION PLANS

                     Fundtech has established five plans for granting options to employees of the company and its subsidiaries and one plan for granting options to the directors of the company: the Fundtech Ltd. 1996 Employee Stock Option Plan for the Employees of Fundtech Ltd. (the "102 Plan"); the Fundtech Ltd. 1996 Stock Option Plan for Fundtech Corporation (the "1996 U.S. Plan"); the Fundtech Ltd. 1997 Stock Option Plan for Fundtech Corporation (the "1997 U.S. Plan"); the Fundtech Ltd. 1997 Israeli Share Option Plan (the "1997 Israel Plan"); the Fundtech Ltd. 1999 Employee Option Plan (the "1999 Option Plan"); and the Fundtech Ltd. Directors' Option Plan (the "Directors' Option Plan").

                     Pursuant to resolutions of Fundtech's Board of Directors adopted on March 26, 1999, September 30, 1999 and April 17, 2000 (the "Reservation Resolutions"), a total of 2,068,000 Ordinary Shares have been reserved for the granting of options to employees of Fundtech Ltd. and Fundtech Corporation and directors of Fundtech Ltd. At a meeting held on September 7, 1999 (the "Ratifying Resolutions"), the shareholders ratified the reservation and allocation of 1,868,000 Ordinary Shares for granting of options to employees of Fundtech Ltd. and Fundtech Corporation and directors of Fundtech Ltd. As set forth in Proposal 6 below, Fundtech is seeking the approval of its shareholders of the additional reservation of Ordinary Shares. As of October 1, 2000, 1,540,696 options were outstanding, 344,462 options have been exercised and 182,842 options are available to be issued. These options have been reserved and granted pursuant to the following plans:

1996 STOCK OPTION PLANS

                     The 102 Plan was adopted in May 1996 and provides for the granting of options under Section 102 of the Israel Income Tax Ordinance ("Section 102"). Pursuant to Section 102 and the rules promulgated thereunder (including the requirement that the options and/or the resulting shares be deposited with a trustee for at least two years), the tax on the benefit arising to the employee from the grant and exercise of options as well as from the allotment of Ordinary Shares under these options is deferred until the transfer of the options and/or Ordinary Shares to the employee's name or upon sale of those options and/or Ordinary Shares. Fundtech will be allowed to claim as an expense for tax purposes the amounts credited to the employees as a benefit upon sale of the shares allotted under the plan at a price exceeding the exercise price when the related capital gains tax is payable by the employee. The options granted under the 102 Plan vest over a period of four years and expire four years from the date of grant. Pursuant to the Reservation Resolutions, 120,753 Ordinary Shares were reserved and allocated to the 102 Plan. Of the 120,573 options available for grant under the 102 Plan, as of October 1, 2000, no options were outstanding, 112,504 options have been exercised, and 8,249 options remain available to be issued.

                     The 1996 U.S. Plan was adopted in October 1996. The options granted under the 1996 U.S. Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Reservation Resolutions and the Ratifying Resolutions, 235,500 Ordinary Shares were reserved and allocated to the 1996 U.S. Plan. Of the 235,500 options available for grant under the 1996 U.S. Plan, as of October 1, 2000, 121,719 options were outstanding, 94,748 options have been exercised, and 19,033 options remain available to be issued.

1997 STOCK OPTION PLANS

                     The 1997 U.S. Plan was adopted in September 1997. The options granted under the 1997 U.S. Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Reservation Resolutions and the Ratifying Resolutions, 626,747 Ordinary Shares were reserved and allocated to the 1997 U.S. Plan. Of the 626,747 options available for grant under the 1997 U.S. Plan, as of October 1, 2000, 512,247 options were outstanding, 104,528 options have been exercised, and 9,972 options remain available to be issued.

                     The 1997 Israel Plan was adopted in December 1997. The options granted under the 1997 Israel Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Reservation Resolutions, 475,000 Ordinary Shares were reserved, 275,000 of which were reserved and allocated pursuant to the Ratifying Resolutions to the 1997 Israel Plan. Of the 475,000 options available for grant under the 1997 Israel Plan, as of October 1, 2000, 367,733 options were outstanding, 25,017 options have been exercised, and 82,250 options remain available to be issued.

1999 STOCK OPTION PLAN

                     The 1999 Option Plan was adopted in September 1999. The options granted under the 1999 Option Plan vest over a period of four years and expire five years from the date of grant. Pursuant to the Reservation Resolutions and the Ratifying Resolutions, 500,000 Ordinary Shares were reserved and allocated to the 1999 Option Plan. Of the 500,000 options available for grant under the 1999 Option Plan, as of October 1, 2000, 452,620 options were outstanding, 9,915 options have been exercised, and 37,465 options remain available to be issued.

DIRECTORS' OPTION PLAN

                     The Directors' Option Plan was adopted in May 1998. 42,000 Ordinary Shares were reserved and granted following the election of a Board of Directors at Fundtech's annual general meeting of the shareholders in August 1998. An additional 49,500 were granted following the 1999 annual meeting of the shareholders in September, 1999. These options vest over a period of one year and expire five years from the date of grant. Pursuant to the Ratifying Resolutions, an additional 68,000 Ordinary Shares were reserved and allocated to the Directors' Option Plan. Of the 110,000 options available for grant under the Directors' Option Plan, as of October 1, 2000, 79,500 options were outstanding, no options have been exercised, and 30,500 options remain available to be issued.


EMPLOYMENT AGREEMENTS, TERMINATION PROVISIONS AND CHANGE IN CONTROL ARRANGEMENTS

                     On November 25, 1997, Fundtech entered into an employment agreement with Reuven Ben-Menachem engaging him as the Chief Executive Officer of Fundtech and of Fundtech Corporation. The initial term of Mr. Ben-Menachem's employment commenced on January 1, 1998 and continued until December 31, 1999, unless renewed. The Compensation Committee renewed Mr. Ben-Menachem's agreement for an additional year, through December 31, 2000, at an annual base salary of $225,000 and eligibility for bonuses based on Fundtech's achievement of certain performance goals. Fundtech may terminate Mr. Ben-Menachem employment without cause, in which case Mr. Ben-Menachem would receive severance payment in the amount equal to his then current base salary for a period of six (6) months, plus the pro-rata portion of his bonus for such year. Mr. Ben-Menachem's base salary is reviewed annually and any increases to his base salary require the approval of the Compensation Committee. Mr. Ben-Menachem's employment agreement incorporates a non-competition and confidentiality agreement entered into on February 2, 1995.

                     Fundtech does not currently have any written employment contracts in effect with any of the Named Officers other than Reuven Ben-Menachem, its chief executive officer.

                          COMPENSATION COMMITTEE REPORT

                     The Compensation Committee administers the stock option plans of Fundtech and its subsidiaries, determines the base compensation and bonus/incentive compensation of the Chief Executive Officer of Fundtech, Reuven Ben-Menachem, and reviews the recommendations of Reuven Ben-Menachem and approves the base compensation and bonus/incentive compensation of the other executive officers of Fundtech. In anticipation of its April 2000 meeting, the Compensation Committee commissioned a competitive compensation analysis/report from Towers Perrin. The peer companies were selected based on industry (software), market capitalization and projected growth patterns. The Compensation Committee has set the executive officers' total compensation at the current levels in an attempt to raise their compensation to the median group of the peer companies.

           General Compensation Policy

                     The Committee's fundamental compensation policy is to make a substantial portion of executive officers' compensation contingent on Fundtech's growth, financial performance and meeting certain specific targeted events. Accordingly, in addition to base salary, we offer bonuses/incentive compensation (which are tied to Fundtech's and the executive's performance goals) and stock option awards. The Committee believes that providing incentives to the executive officers through both cash bonus and equity based incentives (stock options in Fundtech) benefits shareholders by aligning the long-term interests of shareholders and employees.

                     Each executive officers compensation package consists of:
(i) salary, (ii) benefits, which include medical, dental, life insurance and participation in a 401(k) plan and (iii) may include either or both stock options under the relevant stock option plan of Fundtech and/or its subsidiaries and/or eligibility for incentive compensation.

           Factors

                     The principal factors considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year are summarized in this report. The Committee may, in its discretion, apply entirely different factors, particularly different measures of financial performance, in setting executive officers' compensation for future fiscal years. However, all compensation decisions will be designed to further the general compensation policy indicated above.

           Base Salary

                     The base salary for each executive officer is set on the basis of personal performance, the salary levels in effect for comparable positions in companies similarly situated with Fundtech and the financial performance of Fundtech. In preparing the performance graph for this Proxy Statement, the Company used Hambrecht & Quist Computer Software Index ("H & Q Index") as its published line of business index. The compensation practices of most of the companies in the H & Q Index were not reviewed by the Committee, as such companies were not believed to compete with the Company for executive talent. The Committee based its practices on the analysis/report commissioned from Towers Perrin.

                     Factors relating to individual performance that are assessed in setting base compensation are based on particular duties, areas of responsibility of the individual executive officer and internal consistency within the Fundtech's salary structure. Factors relating to our financial performance that may be related to increasing or decreasing base salary include revenues, profits and meeting strategic objectives for future growth. The establishment of base compensation involves a subjective assessment and weighing of the foregoing criteria and is not based on any specific formula.

           Incentive Compensation

                     Assessment of any adjustment to bonuses earned is determined by the Committee. Bonuses have only been paid on achieving performance thresholds, based either on specific events or meeting revenue or profit targets previously established by the Board. The corporate goals and threshold level may differ from year to year, but are always aligned with the objective of improving shareholder value. The bonus targets for fiscal year 2000 were based on the commissioned analysis/report.

           Stock Options

                     Stock options are an essential element of Fundtech's executive compensation package. The Committee believes that equity-based compensation in the form of stock options aligns the interests of management with those of the shareholders by focusing employees and management on increasing stockholder value. The value of such equity-based compensation derives solely from appreciation of Fundtech's stock. In order to promote a longer term management focus and to provide incentive for continued employment with Fundtech, stock option grants generally become exercisable over a four year vesting schedule, with the exercise price being equal to the fair market value of Fundtech's stock on the date of grant.

                     The size of the option grant made to each executive officer is based upon that individual's current position with Fundtech, internal comparability with option grants made to other executives (generally taking into account stock volatility and recent stock appreciation) and the individual's potential for future responsibility and promotion over the option term. Fiscal year 2000 option grants to executive officers were determined based on the commissioned report/analysis and were consistent with the Committee's objective of raising executive officers' total compensation to the median levels of Fundtech's group of peer companies.

           CEO Compensation

                     On November 25, 1997, Fundtech entered into an employment agreement with Reuven Ben-Menachem engaging him as the Chief Executive Officer of Fundtech and of its U. S. subsidiary, Fundtech Corporation. Pursuant to his employment agreement, Mr. Ben-Menachem received a base salary of $200,000 for 1999. Mr. Ben-Menachem received incentive bonuses for 1999 totaling $65,000. In addition, on Sepember 30, 1999, Mr. Ben Menachem received 6,000 stock options as a director of the Company. The directors' options vest at the rate of 25% every three months. All options were priced at the fair market value of Fundtech's Ordinary Share on the date of grant.



                                            Ms. Rina Shainski

                                            Mr. Achi Racov

                                            Dr. Jay B. Morrison

                                PERFORMANCE GRAPH

                     The following graph provides a comparison of the cumulative total returns on the Ordinary Shares based on an investment of $100 after the close of the market on March 13, 1998 (the date that the Ordinary Shares commenced trading), plotted on a monthly basis for the period ending on December 31, 1999, against the NASDAQ Market Index and the H&Q Computer Software Index, in each case assuming reinvestment of any dividends. Dividends have not been declared on the Ordinary Shares. The following graph is not, nor is it intended to be, indicative of future performance of the Company's Ordinary Shares which performance could be affected by factors and circumstances outside of the Company's control.


                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
        FUNDTECH, H&Q COMPUTER SOFTWARE INDEX AND THE NASDAQ MARKET INDEX
    ------------------------------------------------------------------------

         SCALED PRICES: Stock and index prices scaled to 100 at 3/13/98

      DATES             Fundtech, Ltd            Nasdaq Stock Market -U.S.       Chase H&Q Computer Software Sector
      -----             -------------            -------------------------       ----------------------------------
     3/13/98               100.00                         100.00                              100.00
     Mar-98                138.46                         103.75                              104.83
     Apr-98                162.50                         105.50                              105.24
     May-98                141.83                          99.63                              101.20
     Jun-98                145.19                         106.60                              108.67
     Jul-98                131.73                         105.35                              102.58
     Aug-98                 98.08                          84.47                              79.06
     Sep-98                 82.69                          96.19                              90.64
     Oct-98                104.81                         100.41                              87.32
     Nov-98                130.77                         110.62                              97.05
     Dec-98                158.65                         124.99                              105.50
     Jan-99                169.23                         143.13                              111.58
     Feb-99                160.58                         130.32                              103.21
     Mar-99                231.73                         140.17                              105.45
     Apr-99                264.90                         144.69                              99.66
     May-99                246.15                         140.68                              106.29
     Jun-99                199.52                         153.34                              120.36
     Jul-99                195.19                         150.57                              116.79
     Aug-99                177.88                         156.92                              120.56
     Sep-99                171.63                         157.14                              133.69
     Oct-99                102.88                         169.74                              149.23
     Nov-99                137.02                         190.38                              179.17
     Dec-99                157.69                         232.25                              240.04


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OPTION GRANTS

                     On September 30, 1999, Fundtech granted options to purchase an aggregate of 49,500 Ordinary Shares at an exercise price of $22.31 per share to members of the Board of Directors. These grants were made following the election of a Board of Directors at Fundtech's annual meeting of the shareholders on September 7, 1999. 7,500 of these options were granted to two members of the Board, who had served on the Board for a portion of the previous year and had not previously received options. These 7,500 options were fully vested when granted. The remaining options vest over a period of one year and expire five years from the date of grant.

                     On October 28, 1999, Fundtech granted certain executive officers options to purchase an aggregate of 62,000 Ordinary Shares at an exercise price of $13.25 per share. Such options vest over four years (from the date of hire for new employees and from the date of grant for old employees) and expire five years from the date of grant.


PROPOSAL 2 - APPROVAL OF THE CONTINUED SERVICE OF MR. REUVEN BEN-MENACHEM AS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                     Under Israel's Companies Law, in order for the same individual to serve simultaneously as Chairman of the Board and Chief Executive Officer of a publicly-held company, the affirmative vote of a majority of the Ordinary Shares present at an annual meeting (which such majority must include at least two-thirds of the shares of non-controlling shareholders) is required. Mr. Reuven Ben-Menachem has served in these dual capacities since 1998. The approval of the simultaneous service of Mr. Ben-Menachem in these capacities shall be effective for three years. Mr. Ben-Menachem shall continue to be subject to re-election to the Board of Directors on an annual basis.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for approval of the continued service of Mr. Ben-Menachem as Chairman of the Board and Chief Executive Officer.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE CONTINUED SERVICE OF MR. BEN-MENACHEM AS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER FOR THE NEXT THREE YEARS.


PROPOSAL 3 - RATIFICATION AND APPROVAL OF THE INCREASE IN THE NUMBER OF ORDINARY SHARES RESERVED UNDER THE FUNDTECH LTD. DIRECTORS' OPTION PLAN

                     Fundtech has used the Directors' Option Plan as a means to encourage and provide incentives to individuals to serve as members of the Board of Directors by enabling Fundtech to attract and retain, for its benefit, highly qualified Directors. The Directors' Option Plan currently authorizes options to purchase 110,000 Ordinary Shares to be issued. As of October 1, 2000 there were 27,000 Ordinary Shares remaining available for grant under the Directors' Option Plan.

                     The Board of Directors is proposing to increase the number of authorized Ordinary Shares reserved for issuance under the Directors' Option Plan by 27,000 Ordinary Shares to a total of 137,000 Ordinary Shares reserved under the Directors' Option Plan in order to continue to provide this important compensation element. Subject to shareholder approval of this proposal and proposals 3 and 4, the Board will grant to each of the directors elected at the annual meeting options to purchase 6,000 Ordinary Shares. These options will be issued at the fair market value (the "Fair Market Value") of the Ordinary Shares on the date of grant (the "Grant Date"), which shall be the date of the Annual Meeting. The benefits of these grants are not currently determinable.

TERMS OF THE DIRECTORS' OPTION PLAN

                     The Compensation Committee administers the Directors' Option Plan. Under the Directors' Option Plan, the Committee has sole authority in its discretion, subject to the express provisions of the Directors' Option Plan, to determine the exercise price of the Ordinary Shares covered by each option, the number of Ordinary Shares subject to each option and the extent to which options may be exercised in installments, and the terms and provisions of the respective option agreements.

                     Currently, a total of 110,000 Ordinary Shares, subject to certain adjustments, are reserved for issuance under the Directors' Option Plan. The plan provides that if any options shall terminate for any reason or expire without having been exercised in full, the Ordinary Shares not purchased under such options shall again be available for the purposes of the Plan.

                     The grant date for each option granted under the plan is the date that the Director is elected to the Board of Directors, and the term of the options is generally five years from the grant date. Options are vested in phases and subject to the specific terms provided by the Directors' Option Plan become fully vested at the date of the first Annual Meeting accruing after the grant date.

                     The Board of Directors may, from time to time, amend the Directors' Option Plan in any respect. However, no amendment may be made without the approval of the Company's shareholders if shareholder approval is required for such amendment under applicable law.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for ratification and approval of the increase of number of Ordinary Shares reserved under the Directors' Option Plan.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE INCREASE OF 27,000 ORDINARY SHARES RESERVED UNDER THE DIRECTORS' OPTION PLAN.


PROPOSAL 4 - APPROVAL OF FUNDTECH'S DIRECTORS' COMPENSATION FOR 2000

                     Under applicable Israeli law, the Shareholders must approve the payment of compensation and fees to Fundtech's Directors. Pursuant to certain regulations promulgated under the Companies Law, the fees payable to external directors must be within specific ranges of sums specified in certain schedules thereto. However, other regulations promulgated under the Companies Law provide that companies, such as us, whose shares have been offered to the public outside of Israel may determine that the fees payable to external directors may be set other than in accordance with these schedules, so long as the fees are not less than the minimum amount set forth in the schedules and not greater than the average compensation paid to other directors serving on the board. Pursuant to Proposal 3, Shareholders are being asked to approve an increase in the number of Ordinary Shares reserved for issuance under the Directors' Option Plan. Upon approval of Proposal 3 at the Annual Meeting, Shareholders will be asked to approve the following for 2000 and through the 2001 Annual Meeting:

1. Each of the Directors, including the external directors, will be granted an option to purchase 6,000 Ordinary Shares at an exercise price equal to the Fair Market Value of such Ordinary Shares on the Grant Date, which option shall vest as follows:

                         (a) during the first nine months following the Grant Date, options to purchase 1,500 Ordinary Shares shall vest on the day following the end of each consecutive three-month period, respectively, during which such Director serves continuously as a Director of the Company; and

                         (b) an additional 1,500 Ordinary Shares shall vest on the date of the first Annual Meeting following the Grant Date if such Director serves continuously as a Director during the period commencing nine months from the Grant Date until the date of the first Annual Meeting occurring thereafter.

2. All Directors, including the external directors, elected or appointed other than at an Annual Meeting shall receive an option to purchase a pro rata portion of 6,000 Ordinary Shares (1,500 for each three month period or portion of three month period in which such director is expected to serve) at an exercise price equal to the Fair Market Value of such Ordinary Shares on the date such Director is elected or appointed (the "Election Date"). 1,500 Ordinary Shares shall vest on the day following the end of each consecutive three-month period following the Election Date during which such Director serves continuously as a Director of the Company, and up to 1,500 Ordinary Shares shall vest pro-rata for any additional period of such continuous service prior to the next Annual Meeting.

3. The term of the options shall be five years from the date of grant. The plan provides that if options terminate for any reason or expire without having been exercised in full, the Ordinary Shares not purchased under such options shall again be available for the purposes of the plan. The Compensation Committee shall determine other conditions of the grants, including, but not limited to, the exercise period for options vested thereunder.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for approval of the Directors' compensation.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' COMPENSATION AS SET FORTH ABOVE.

PROPOSAL 5 - RATIFICATION AND APPROVAL OF THE COMPENSATION AND OPTION AWARDS OF MR. REUVEN BEN-MENACHEM, A MEMBER OF THE COMPANY'S BOARD OF DIRECTORS AND FUNDTECH'S CHIEF EXECUTIVE OFFICER

                     Under applicable Israeli law, the Shareholders must approve the payment of compensation and fees to Fundtech's Directors. Accordingly, at the Annual Meeting, Shareholders will be asked to ratify and approve that, in accordance with the terms of Mr. Ben-Menachem's employment agreement, Mr. Ben-Menachem in his capacity of Fundtech's Chief Executive Officer shall receive a base salary of $200,000 and other incentives for 2000 as determined by the Compensation Committee. Subject to ratification and approval of Proposals 3 and 4, Mr. Ben-Menachem shall be granted options to purchase 6,000 Ordinary Shares pursuant to the Company's Directors' Option Plan. In addition, on April 17, 2000, the Compensation Committee adopted a resolution granting Mr. Ben-Menachem options to purchase 50,000 Ordinary Shares pursuant to Fundtech's 1997 U.S. Plan. All such options have an exercise price equal to the Fair Market Value of such Ordinary Shares on the Grant Date. The terms of these options will be the same as the terms of the other options being granted under the respective plans and proposals.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for ratification and approval of Mr. Reuven Ben-Menachem's compensation and Option Awards.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE COMPENSATION AND OPTION AWARDS OF MR. REUVEN BEN-MENACHEM AS SET FORTH ABOVE.

PROPOSAL 6 - RATIFICATION AND APPROVAL OF THE INCREASE OF ORDINARY SHARES RESERVED UNDER THE 1997 ISRAEL PLAN AND UNDER THE 1999 OPTION PLAN

BACKGROUND

                     Fundtech has used the 1997 Israel Plan and the 1999 Option Plan as means of attracting and retaining highly qualified employees by aligning the employees' interest with those of Fundtech's other Shareholders. As of October 1, 2000 there were 82,250 Ordinary Shares remaining available for grant under the 1997 Israel Plan and 37,465 Ordinary Shares remaining available for grant under the 1999 Option Plan.

                     For a summary of the material terms of the 1997 Israel Plan and the 1999 Option Plan, see "Executive Compensation - Stock Option Plans."

                     The Board of Directors is proposing that the shareholders vote to increase the number of authorized Ordinary Shares reserved for issuance under the 1997 Israel Plan by 475,000 Ordinary Shares to a total of 750,000 Ordinary Shares. In addition, the Board of Directors is proposing that the shareholders vote to increase the number of authorized Ordinary Shares reserved for issuance under the 1999 Option Plan by 448,000 Ordinary Shares to a total of 948,000 Ordinary Shares. It has become common practice for companies in high-tech industries, many of which compete with the Company for attracting and retaining highly qualified employees, to offer such employees options to purchase a large number of shares of the capital stock of such companies. The Board of Directors is seeking to increase the number of Ordinary Shares available for issuance under the 1997 Israel Plan and the 1999 Option Plan to allow the Company to remain competitive with such other companies in attracting and retaining highly qualified employees by granting such employees options to purchase a larger number of Ordinary Shares.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for ratification and approval of the amendments in the number of Ordinary Shares reserved under the 1997 Israel Plan and the 1999 Option Plan.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF (I) THE INCREASE OF 475,000 ORDINARY SHARES RESERVED UNDER THE 1997 ISRAEL PLAN TO A TOTAL OF 750,000 ORDINARY SHARES AND
(II) THE INCREASE OF 448,000 ORDINARY SHARES RESERVED UNDER THE 1999 OPTION PLAN TO A TOTAL OF 948,000 ORDINARY SHARES, ALL AS SET FORTH ABOVE.


PROPOSAL 7 - APPOINTMENT OF AUDITORS AND AUTHORIZING THE BOARD OF DIRECTORS TO SET THE REMUNERATION FOR SUCH AUDITORS

                     Kost, Forer and Gabbay, a member of Ernst and Young International, independent auditors, audited the financial statements of the Company for the year ended December 31, 1999, contained in the Company's Annual Report on Form 10-K. The audit services consisted of the firm's audit of and report on such financial statements and other annual financial statements of the Company and other matters.

                     Representatives of Kost, Forer and Gabbay are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                     Based upon the recommendation of the Audit Committee, and subject to ratification by the Shareholders, the Board of Directors has appointed Kost, Forer and Gabbay, independent auditors, as auditors for the Company for the fiscal year ending December 31, 2000.

                     The Board of Directors is seeking (i) the approval of the Shareholders, as required by the Israeli Companies Law, for the appointment of Kost, Forer & Gabbay as the independent auditors of the Company for the fiscal year ending December 31, 2000 and (ii) the authorization by the Shareholders to enter into an agreement to pay the fees of Kost, Forer & Gabbay as independent auditors of the Company on terms customary for the Israeli market.

                     The affirmative vote of the holders of a majority of the voting power represented at the meeting in person or by proxy is necessary for approval of the appointment of Kost, Forer & Gabbay as independent auditors of the Company and the authorization of the Board of Directors entering into an agreement with Kost, Forer & Gabbay with respect to the fees for its services.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (I) THE APPROVAL OF THE APPOINTMENT OF KOST, FORER & GABBAY AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 AND (II) THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO ENTER INTO AN AGREEMENT TO PAY THE FEES OF KOST, FORER & GABBAY AS INDEPENDENT AUDITORS OF THE COMPANY.


PROPOSAL 8 - AMENDMENT TO ARTICLES OF ASSOCIATION

                     On February 1, 2000, the Companies Law came into effect. The Companies Law supercedes most of the provisions of the Israeli Companies Ordinance [New Version], 5743-1983. In light of the changes to the corporate law governing the Company, the Board of Directors recommends that the shareholders adopt the amended and restated Articles of Association, substantially in the form attached hereto as Appendix A.

                     The proposed changes to our Articles of Association include, but are not limited to:

                        Election of external directors in accordance with the Companies Law;

                        Reduction of the minimum percentage of shareholder approval needed for the following corporate actions from seventy-five percent (75%) to a simple majority: (i) altering the rights of any class of shares; (ii) increasing the authorized number of shares of capital stock of the Company; and (iii) modifying the capital structure of the Company (including stock splits and reverse stock-splits);

                        Specifying the type of and time for notice to be given by the Company for shareholder meetings and Board of Directors meetings;

                        Removing specific provisions regarding approval of transactions with affiliates, which shall instead be governed by the Companies Law;

                        Requiring that the appointment of the Chief Executive Officer as Chairman of the Board be approved by the Shareholders, as required by the Companies Law;

                        Authorizing the Internal Auditor of the Company to convene meetings of the Board of Directors;

                        Authorizing the Board of Directors to hold meetings using electronic means of communications;

                        Authorizing the Board of Directors to declare all dividends in respect of the Company's shares of capital stock; and

                        Authorizing the Shareholders to approve the appointment of outside auditors of the Company to serve for three years, and allowing the Board of Directors to set the fees of the outside auditors in certain instances;

The list above does not purport to be complete, and shareholders are urged to review the form of Articles of Association set forth in Appendix A.

                     The affirmative vote of the holders of 75% of the voting power represented at the meeting in person or by proxy is necessary for approval of the amendment of the Articles of Association of the Company.

                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF THE COMPANY IN THE FORM ATTACHED HERETO AS APPENDIX A.

                            PROPOSALS OF SHAREHOLDERS

                     The Company intends to hold the Annual Meeting of Shareholders for fiscal year 2000 in the fall of next year. Any shareholder of the Company wishing to include proposals in the proxy materials for such meeting must meet the requirements of the rules of the SEC relating to shareholders' proposals. Such proposal must be received by the Secretary of the Company in writing at the principal executive offices of the Company prior to 120 days prior to date of mailing, 2001.

                                 OTHER BUSINESS

                     The Board of Directors of the Company is not aware of any other matters that may be presented at the Annual Meeting other than those mentioned in the attached Company's Notice of Annual Meeting of Shareholders. If any other matters do properly come before the Annual Meeting, it is intended that the persons named as proxies will vote, pursuant to their discretionary authority, according to their best judgment in the interest of the Company.

                             ADDITIONAL INFORMATION

                     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone, telegram or by personal interviews. Such persons will receive no additional compensation for such services. The Company will reimburse brokers and certain other persons for their charges and expenses in forwarding proxy materials to the beneficial owners of Ordinary Shares.

                     Copies of the Company's 1999 Annual Report to Shareholders are being mailed to the shareholders simultaneously with this Proxy Statement. The financial statements and financial information appearing in such Annual Report are incorporated by reference herein.



                             By Order of the Board of Directors,



                             Michael S. Hyman
                             Vice President, General Counsel and Secretary

Ramat Gan, Israel
November 6, 2000

                                   APPENDIX A

                  Amended and Restated Articles of Association

                            THE COMPANIES LAW - 1999

                           A COMPANY LIMITED BY SHARES

                             ARTICLES OF ASSOCIATION

                                       OF

                                  FUNDTECH LTD.



                                   PRELIMINARY

1.       INTERPRETATION.

         1.1. In these Articles, unless the context requires another meaning the words in the first column of the following table shall have the meanings set opposite them in the second column:


                 "ARTICLES"             These Articles of Association as from
                                        time to time amended by an Ordinary
                                        Resolution (as defined below);

                 "AUDITORS"             The auditors of the Company;

                 "THE COMPANY"          means the above mentioned company;

                 "THE COMPANIES LAW"
                 OR "THE LAW"           means the Companies Law - 1999, as
                                        amended from time to time, or any other
                                        law which may come in its stead,
                                        including all amendments made thereto;

                 "THE U.S. RULES"       means the rules of the NASDAQ national
                                        market and the U.S. Securities
                                        Regulations, as amended from time to
                                        time;

                 "PERSON" includes a company, cooperative society, or any other body of persons, whether incorporated or otherwise;

                 "BOARD OF DIRECTORS"   means all the directors of the Company,
                                        including elected directors, the
                                        chairman, holding office pursuant to
                                        these Articles, including alternates,
                                        substitutes or proxies;

                 "ELECTED DIRECTOR/S"   means a member or members of the Board
                                        of Directors elected to hold office as
                                        director/s;

                 "EXTERNAL DIRECTORS"   As defined under the Law and under the
                                        U.S. rules;

                 "OFFICE HOLDER"        as defined in the Companies Law.

                 "C.E.O."               shall mean: chief executive officer
                                        (mankal).

                 "CHAIRMAN OF THE
                 BOARD OF DIRECTORS"    as defined in article 90 of this
                                        articles.

                 "GENERAL MEETINGS"     shall mean: all ordinary and
                                        extraordinary meetings of the
                                        shareholders of the Company.

                 "THE OFFICE"           means the registered office of the
                                        Company for the time being;

                 "THE REGISTER"         means the Register of Shareholders
                                        administered in accordance with Section
                                        127 of the Law;

                 "WRITING"              means in handwriting, typewriting,
                                        photography, telex or any other legible
                                        form;

                 "INCAPACITATED
                 PERSON" according to the meaning thereof under the Legal Capacity and Guardianship Law, 5722-1962, as amended, including a minor who has not yet attained the age of 18 years, a person unsound of mind and a bankrupt in respect of whom no rehabilitation has been granted;

                 "MONTH" OR "YEAR"      according to the Gregorian calendar.

                 "ORDINARY RESOLUTION"  a resolution of shareholders of the
                                        Company holding a majority of voting
                                        power represented at a shareholders
                                        meeting in person or by proxy and voting thereon and/or voting by Ballot according to Section 87 of the Law;


         1.2. Words and expressions defined in the Memorandum of Association of the Company shall have the meanings in these Articles as ascribed to them therein.

         1.3. Subject to the provisions of this article, in these Articles, unless the context necessitates another meaning, terms and expressions which have been defined in the Companies Law shall have the meanings ascribed to them therein.

         1.4. Words in the singular shall also include the plural, and vice versa. Words in the masculine shall include the feminine and vice versa, and words which refer to persons shall also include corporations, and vice versa.

         1.5. In these Articles, all the provisions are subject to the Companies Law and/or to the U.S. rules, insofar as they are applicable.

         1.6. The captions to articles in these Articles are intended for the convenience of the reader only, and no use shall be made thereof in the interpretation of these Articles.


                                LIMITED LIABILITY

2. The Company is a Limited Liability Company and therefore each shareholder's obligations to the Company's obligations shall be limited to the payment of the par value of the shares held by such shareholders, subject to the provisions of the Companies Law.


                            THE COMPANY'S OBJECTIVES
3.         The Company's objectives are:

           (a) To engage in the development, manufacture, trade and marketing of computers, software and hardware systems, including all accompanying equipment, of all kinds and branches, as well as any other form of engagement in the area of computers (hardware and software), buying, selling and leasing know-how relating to computers and providing all types of services connected with computers and engaging in any business or activity related to all the aforegoing.

           (b) To conduct the business of an investment company in all branches thereof, including - and without derogating from the generality of the aforegoing - to acquire by subscription, purchase, barter or otherwise, to hold and to deal in shares and stocks, debentures, debenture stock, securities, undertakings and other guarantees, issued or made by any company, government, public entity or authority, whether central, municipal or local, in the State of Israel and elsewhere, to procure loans on any shares, stocks, debentures, debenture stock, securities, undertakings or guarantees as aforesaid, to offer same for subscription by the public, to sell or to assist in the sale thereof and to guarantee the capital, dividend and interest thereon.

           (c) To conduct the business of a trust company in all branches thereof, to undertake and to execute all trusts as it shall deem appropriate, whether gratis or in any other manner.

           (d) To hold in trust, to transfer, sell, withdraw and charge any and all shares, debenture stock, securities, undertakings and guarantees as aforesaid.

           (e) To conduct any business of owners of capital and of property or of financiers, agents, delegates, brokers, stabilizers and contractors and to undertake, manage and execute all manner of financing and investment business.

           (f) To loan monies, to obtain and guarantee repayment thereof in such manner as the Company shall deem appropriate, and particularly - but without derogating from the generality of the aforegoing - by granting mortgages on the Company's lands and other immovable properties and/or by floating charges and/or fixed charges and particular liens and pledges on any part of its lands and other assets, all or part thereof, at present and in the future, and to redeem and clear any such mortgage, charge or pledge. In addition, the Company shall be entitled to guarantee the repayment of monies it had loaned or shall loan by issuing debentures and debenture stock, new and other, and to guarantee repayment thereof by charging any part of the Company's lands and other assets, all or part thereof, at present and in the future, including unpaid capital, by means of a charge of any kind without restriction, and to redeem, buy and release debentures or debenture stock or any charge as aforesaid.

           (g) To lend monies and give advance payments or credit and to guarantee the debts and contracts of such persons, firms and companies under such terms and conditions as the Company shall deem appropriate, particularly to clients and other persons who have business with the Company, and to give guarantees and to serve as guarantor for such persons, firms or companies, and to receive from those to whom the Company shall lend monies or grant credit or serve as guarantor all manner of guarantees and securities as the Company shall deem appropriate, including - but without derogating from the generality of the aforegoing - mortgages, pledges, floating charges and fixed charges on any and all assets of any kind, lands and movable properties, and to release and waive all such guarantees and securities and to redeem them under such terms and conditions as the Company shall deem appropriate.

           (h) To engage in all businesses of trade, import, export, transportation, supply, marketing, distribution, utilization, brokerage and handling of technical and structural equipment, instruments, preparations, work tools, craftsmanship tools, accessories, containers, packaging, raw materials, systems, products, commodities and materials, of any and all kinds and for any and all uses.

           (i) To engage in the research, search and development of natural resources and the utilization thereof, to conduct research studies in this context and to maintain, manage, fund, organize and employ research institutions, laboratories and delegations.

           (j) To engage in haulage and transportation and in any and all forms of traffic and transportation of any and all kinds.

           (k) To purchase in any other manner or to obtain the rights of use or testing, to protect, extend and renew, in Israel or elsewhere, patents of all kinds, patent rights, invention permits, licenses, protections, franchises (hereinafter:
                      "patent rights") which, in the Company's opinion, could be beneficial to the Company, and to use the patent rights, to work in accordance therewith, to take advantage thereof in any manner, to make any agreement and execute any action in connection with the patent rights, and to sell and transfer the patent rights in any other manner and to grant licenses and privileges relating to the patent rights.

           (l) To engage in any and all examinations, tests and scientific, technical, mechanical and other experiments, including those for the improvement or attempted improvement of all inventions and patent rights whereto the Company shall be entitled, or whereof it shall be entitled to make use, or which it shall acquire for itself or seek to acquire for itself.

           (m) To request, obtain, acquire, hold, maintain, exploit, sell and assign, in any part of the world, plans, production processes, know-how, trade secrets, permits, licenses, possessions, franchises, leases and rights and benefits of any and all kinds which entitle the Company or which permit or enable it to engage in the businesses wherein it is authorized to engage.

           (n) To enter into agreements with any government or authority, whether central, municipal, local or other, in any part of the world, in such manner that appears beneficial to the objects of the Company, all or part thereof, and to obtain from any such government or authority any right, privilege or franchise which the Company shall deem beneficial to obtain, exploit or execute.

           (o) To take such measures as the Company shall deem appropriate in order to publicize its actions and works, especially by advertising in the press, on the radio and through other means, by issuing circulars, holding exhibitions and publishing pamphlets, and by giving awards and grants.

           (p) To purchase or acquire in any other manner and to accept any business - whether as an existing business or otherwise - and any property, assets, goodwill, rights and obligations of any person or company, if this is likely to be beneficial to the Company or to promote any matter which is in the scope of any of the objects of the Company.

           (q) To establish and to found, or to participate in the establishment or founding of any company, in order to acquire or to undertake, in full or in part, the property, rights and obligations of such company, and for any other purpose which, in the opinion of such company, may assist, directly or indirectly, such company in furthering any matter which is in the scope of any of the objects of such company.

           (r)        To consolidate or merge with any company.

           (s) To enter into a partnership or agreement for the distribution of profits, consolidation of profits or cooperation with any person or company which executes or is entitled to execute a business or businesses which the Company is authorized to execute.

           (t) To sell and transfer the Company's manufacturing plant, all or part thereof, for such consideration as the Company shall deem appropriate, and particularly in consideration for shares, debentures or other securities, to any other company whose objects, all or part thereof, are similar to the objects of the Company.

           (u) To enter into any contract or agreement and to sign any document, deed, contract or agreement, in the framework of the objects of the Company.

           (v) To insure the Company, its property, installations, plants and operations, all or part thereof, against any damages, loss, risk, or liability.

           (w) To invest and make use of the Company's monies which are not immediately required for its business in such manner as the Company shall prescribe from time to time.

           (x) To distribute its assets, all or part thereof, between its members in force, provided, however, that such distribution of assets shall not cause a reduction of capital which is not in accordance with the Companies Ordinance.

           (y) To give allowances, bestowments and prizes to its employees and managers, or to those who were its employees and managers, and to the members of their families, and the Company shall also be able to found or to support and assist in the opening of schools, educational or scientific institutes or commercial companies, whether or not such institutes and companies are related to the Company's businesses, and the Company shall also be able to found and support clubs or other institutes for the benefit of the businesses of the Company or for the pleasure of its employees and managers.

           (z) In order to achieve any of the objects mentioned above in any part of the world, to engage and to execute in any country and location whatsoever any and all of the actions which the Company is entitled - by law or by virtue of this Memorandum of Association - to execute in Israel, and to undertake to fulfill and conduct any commerce or business, which in the opinion of the Company assists in furthering any matter which is in the scope of any of the objects of the Company.

           (aa) To execute all or each of the actions set forth in the Second Supplement to the Companies Ordinance, and it is hereby declared that any goal or permission to act which shall be added to the Second Supplement to the Companies Ordinance through any amendment of that Ordinance or in any other manner, shall not be considered to have been omitted from this Memorandum of Association and shall continue to be considered as included in this Memorandum of Association, save and except if such goal or permission to act shall be prohibited by the law existing in Israel at such time.

           (bb) To execute all of the actions relating to or involved in the objects contained in this Memorandum of Association, express or implied, or which may lead to the achievement of the above objects, all or part thereof.

           (cc) To execute all of the above actions, or part thereof, whether in Israel or outside of Israel in all parts of the world, whether as owners or as agents, contractors or trustees or in any other manner, whether itself or in partnership with others and through agents, contractors or trustees or through others.




                                  THE BUSINESS

4. Any branch or type of business which the Company is authorized to engage in, either expressly or implied, may be commenced or engaged in by the Board of Directors at all or any time as it deems fit. The Board of Directors shall be entitled to cease the conduct of any such branch or type of business, whether or not the actual conduct thereof has commenced, for as long as the Board of Directors deems it conducive not to commence and/or to cease conducting a particular branch or type of business.


                                REGISTERED OFFICE

5. The registered office shall be at such place as is decided from time to time by the Board of Directors.


                                  SHARE CAPITAL

6.         The share capital of the Company is NIS 200,000 (Two hundred thousand
           NIS) divided into:

           (i) 19,949,998 (Nineteen million, nine hundred and forty nine thousand, nine hundred and ninety eight) Ordinary Shares of a nominal value of 0.01 (One Agora) each (the "ORDINARY SHARES"); and


           (ii) 50,002 (Fifty thousand and two) Deferred Shares of a nominal value of 0.01 (One Agora) each (the "DEFERRED SHARES").


7.         RIGHTS ATTACHING TO THE ORDINARY SHARES.

           7.1. At General Meetings of the Company every holder of an Ordinary Share in respect of which all the calls on such share have been paid in full, who is personally present or represented by proxy, shall have one vote in respect of each Ordinary Share held by him, without reference to the par value thereof.

           7.2. The Ordinary Shares in respect of which all calls have been fully paid shall confer on their holders the right to receive notices of, to attend and to vote at General Meetings of the Company, both ordinary as well as extraordinary meetings. The Ordinary Shares shall confer on the holder thereof the right to receive a dividend, to participate in a distribution of bonus shares and to participate in the assets of the Company upon its winding-up, pro rata to the nominal amount paid up on the shares or credited as paid up in respect thereof, and without reference to any premium which may have been paid in respect thereof.

           7.3. All the Ordinary Shares shall rank pari passu in all respects.


8.         RIGHTS ATTACHING TO THE DEFERRED SHARES.

           The Deferred Shares shall confer on their holders the right to receive their par value upon liquidation or winding up of the Company.


9.         ALTERATION OF RIGHTS.

           9.1. Subject to applicable law, if at any time the share capital of the Company is divided into different classes of shares and unless the terms of issue of such class of shares otherwise stipulate, the rights attaching to any class of shares (including rights prescribed in the terms of issue of the shares) may be altered, modified or canceled, provided the consent in writing thereto is obtained from the holders of the majority of the issued shares in that class, or as approved by an Ordinary Resolution passed at a separate General Meeting of the shareholders of that class.

           9.2. The provisions contained in these Articles with regard to General Meetings shall apply, mutatis mutandis as the case may be, to every such General Meeting of the holders of each class of the Company's shares.

           9.3. The special rights conferred on the holders of shares or any class of shares which have been issued, including also shares issued with preferential rights or other special rights, shall not be deemed to have been altered by the creation or issue of additional shares ranking pari passu with them, unless otherwise stipulated in the conditions of issue of such shares.

10.        ISSUANCE OF PREFERRED SHARES

           Without prejudice to the special rights conferred on the holders of shares or debentures of the Company, the Company may issue shares having preferred or deferred rights, or may issue redeemable preference shares and may redeem same on such conditions and in such manner as the Company shall decide, subject to the provisions of any applicable law, from time to time, or may issue shares having special rights in regard to the distribution of dividends, voting rights, rights on winding-up or in connection with any other matters, as the Company may from time to time decide.


11.        UNISSUED SHARE CAPITAL

           The unissued shares in the capital of the Company shall be under the control of the Board of Directors, which shall be entitled to allot or otherwise grant same to such persons under such restrictions and conditions as it shall deem fit and conducive, whether for consideration or otherwise, and whether for consideration in cash or for consideration which is not in cash, above their par value or at a discount, all on such conditions, in such manner and at such times as the board of Directors shall deem fit, and subject to the provisions of the Law. The Board of Directors shall be entitled, inter alia, to differentiate between shareholders with regard to the amounts of calls in respect of the allotment of shares (to the extent that there are calls) and with regard to the time for payment thereof. The Board of Directors may also issue warrants for the purchase of shares of the Company and prescribe the manner of the exercise of options, including the time and price for such exercise and any other provision which is relevant to the method for distributing the issued shares of the Company amongst the purchasers thereof.

12. The Board of Directors shall be entitled to prescribe that the existing shares in the capital of the Company be issued and the times for the issue and the conditions thereof and any other matter which may arise in connection with the issue thereof.

13. Subject to the provisions of the Law the Board of Directors may pay brokerage and/or subscription commissions to any person in respect of the subscription and/or agreement to subscribe and/or the procuring of subscriptions and/or a promise to subscribe for shares and/or debentures and/or other securities of the Company. The Board of Directors shall further be entitled in ever case of the issue of securities of the Company to pay brokerage fees, subject to the provisions of the Law.

14. In every case of a rights offer to the shareholders, the Board of Directors shall be entitled to decide whether the shares offered shall be of a uniform class for all the shareholders, or that an offer shall be made to each holder of shares of the same class in respect of which he is entitled to participate in the rights offer.

15. In every case of a rights offer the Board of Directors shall be entitled, in its discretion, to resolve any problems and difficulties likely to arise in regard to fractions of rights, and without prejudice to the generality of the foregoing, the Board of Directors shall be entitled to specify that no shares shall be allotted in respect of fractions of rights, or that fractions of rights shall be sold and the (net) proceeds shall be paid to the persons entitled to the fractions of rights, or, in accordance with a decision by the Board of Directors, to the benefit of the Company.

                     INCREASE OF AND ALTERATIONS TO CAPITAL

16. The Company may, from time to time, by an Ordinary Resolution, increase its share capital by way of the creation of new shares, whether or not all the existing shares have been issued up to the date of the resolution, whether or not it has been decided to issue same, and whether or not calls have been made on all the issued shares.

17. The increase of capital shall be in such amount and divided into shares of such nominal value, and with such restrictions and conditions and with such rights and privileges as the Ordinary Resolution dealing with the creation of the shares prescribes, subject to the special rights of an existing class of shares, and if no provisions are contained in the Ordinary Resolution, then as the Board of Directors shall prescribe.

18. Subject to the provisions of these Articles and applicable law, the Company may create shares having preferred rights or restricted rights in regard to dividends or participation in assets on winding-up, or with a special right for voting, or without voting rights.

19. Unless otherwise stated in the Ordinary Resolution approving the increase of the share capital, the new shares shall be subject to those provisions in regard to issue, allotment, alteration of rights, payment of calls, liens, forfeiture, transfer, transmission and other provisions which apply to the shares of the Company.

20.        By Ordinary Resolution, the Company may:

           20.1. consolidate and sub-divide its existing share capital, or any part thereof, into shares of a larger denomination than the existing shares:

           20.2. sub-divide, by way of a redistribution of the existing shares, in whole or in part, its share capital, in whole or in part, into shares of a smaller denomination than nominal value of the existing shares and without prejudice to the foregoing, one or more of the shares so created may be granted any preferred or deferred right or any special right with regard to dividend, participation in assets on winding-up, voting and so forth, subject always to the provisions of the Law and these Articles;

           20.3. reduce its share capital in such manner and subject to the such restrictions as the Law prescribes;

           20.4. Cancel any shares which on the date of passing of the resolution have not been issued and to reduce its share capital by the amount of the shares so canceled.

21. In the event that the Company shall adopt any of the resolutions described in Article 20 above, the Board of Directors shall be entitled to prescribe arrangements necessary in order to resolve any difficulty likely to arise in connection with such resolutions, including in the event of a consolidation in which it shall be entitled to prescribe which shares shall be consolidated into a particular class of share, and in the case of the consolidation of shares which are not owned by the same owner, it shall be entitled to specify arrangements for the sale of the consolidated share, the manner of selling it and the manner of distributing the (net) proceeds and may appoint a person to execute the transfer and any act done by such person shall be valid and no allegations against him shall be entertained.

                              SHARE CERTIFICATES

22. Share certificates evidencing title to the shares of the Company shall be issued under the seal or rubber stamp of the Company, and together with the signatures of two members of the Board of Directors, or one director together with the secretary of the Company. The Board of Directors shall be entitled to decide that the signatures be effected in any mechanical form, provided that the signature shall be effected under the supervision of the Board of Directors in such manner as it prescribes.

23. Every member shall be entitled, free of charge, to one certificate in respect of all the shares of a single class registered in his name.

24. The Board of Directors shall not refuse a request by a member to obtain several certificates in place of one certificate, unless such request is, in the opinion of the Board of Directors, unreasonable. Where a member has sold or transferred some of his shares, he shall be entitled, free of charge, to receive a certificate in respect of his remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

25. Every share certificate shall specify the number of the shares in respect of which the certificate is issued and also the amounts which have been paid up in respect of each share.

26. No person shall be recognized by the Company as having any right to a share unless he is the registered owner of the shares in the Register. The Company shall not be bound by and shall not recognize any right or privilege pursuant to the laws of equity, or a fiduciary relationship or a chose in action, future or partial, in any share, or a right or privilege to a fraction of a share, or (unless these Articles otherwise direct) any other right in respect of a share, except the absolute right to the share as a whole, where same is vested in the owner registered in the Register.

27. A share certificate registered in the names of two or more persons shall be delivered to one of the joint holders, and the Company shall not be obliged to issue more than one certificate to all the joint holders of shares and the delivery of such certificate to one of the joint holders shall be deemed to be delivery to all of them.

28. If a share certificate, whether a registered share or bearer share, should be lost, destroyed or defaced, or should any coupon to a bearer share certificate be lost, destroyed or defaced, the Board of Directors shall be entitled to issue a new certificate or coupon in its place, provided that the certificate or coupon is delivered to it and destroyed by it, or it is proved to the satisfaction of the Board of Directors that the certificate or coupon was lost or destroyed and security has been received to its satisfaction in respect of any possible damages and after payment of such amount as the Board of Directors shall prescribe.

                                 CALLS ON SHARES

29. The Board of Directors may from time to time, in its discretion, make calls on members in respect of amounts which are still unpaid in respect of the shares held by each of the members (including premiums), and the terms of issue which do not prescribe that same be paid at fixed times, and every member shall be obliged to pay the amount of the call made on him, at such time and at such place as stipulated by the Board of Directors.

30. In respect of every call prior notice of at least 14 business days shall be given, stating to whom the amount called is to be paid, the time for payment and the place thereof, provided that prior to the due date for payment of such call, the Board of Directors may, by written notice to the members, cancel the call or extend the date of payment thereof. A call shall be deemed to have been made on the date on which the directors decide on the call.

31. If according to the terms of issue of any share, or otherwise, any amount is required to be paid at a fixed time or in installments at fixed times, whether the payment is made on account of the share capital in respect of the share or in the form of a premium, every such payment or every such installment shall be paid as if it was a call duly made by the Board of Directors, in respect of which notice was duly given, and all the provisions contained in these Articles in regard to calls shall apply to such amount or to such installment.

32. Joint holders of a share shall be jointly and severally liable for the payment of all installments and calls due in respect of such share.

33. In the event that a call or installment due on account of a share is not paid on or before the date fixed for payment thereof, the holder of the share, or the person to whom the share has been allotted, shall be obliged to pay linkage differentials and interest on the amount of the call or the installment, at such rate as shall be determined by the Board of Directors, commencing from the date fixed for the payment thereof and until the date of actual payment. The Board of Directors may, however, waive the payment of the linkage differentials or the interest or part thereof.

34. A member shall not be entitled to receive a dividend and shall not be entitled to exercise any right as a member, including but not limited to, the right to receive notices of General Meetings of any type of the Company and the right to attend and vote thereat and to transfer the shares to another, unless he has paid all the calls payable from time to time and which apply to any of his shares, whether he holds same alone or jointly with another, plus linkage differentials, interest and expenses, if any.

35. The Board of Directors may, if it deems fit, accept payment from a member wishing to anticipate the payment of all moneys which remain unpaid on account of his shares, or part thereof which are over and above the amounts which have actually been called, and the Board of Directors shall be entitled to pay such member linkage differentials and interest in respect of the amounts paid in advance, or that portion thereof which exceeds the amount called for the time being on account of the shares in respect of which the advance payment is made, at such rate as is agreed upon between the board of Directors and the member, with this being in addition to dividends payable (if any) on the paid-up portion of the share in respect of which the advance payment is made.

           The Board of Directors may, at any time, repay the amount paid in advance as aforesaid, in whole or in part, in its sole discretion.

                               FORFEITURE AND LIEN

36. If a member fails to make payment of any call or other installment on or before the date fixed for the payment thereof, the Board of Directors may, at any time thereafter and for as long as the part of the call or installment remains unpaid, serve on him a notice demanding that he make payment thereof, together with the linkage differentials and interest at such rate as is specified by the Board of Directors and all the expenses incurred by the Company in consequence of such non-payment.

37. The notice shall specify a further date, which shall be at least 14 business days after the date of the notice, and a place or places at which such call or installment is to be paid, together with linkage differentials and interest and expenses as aforesaid.


           The notice shall further state that, if the amount is not paid on or before the date specified, and at the place mentioned in such notice, the shares in respect of which the call was made, or the installment is due, shall be liable to forfeiture.

38. If the demands contained in such notice are not complied with the Board of Directors may treat the shares in respect of which the notice referred to in Articles 36 and 37 was given as forfeited. Such forfeiture shall include all the dividends bonus shares and other benefits which have been declared in respect of the forfeited shares which have not actually been paid prior to the forfeiture.

39. Any share so forfeited or waived shall be deemed to be the property of the Company and the Board of Directors shall be entitled subject to the provisions of these Articles and the Law, to sell, re-allot or otherwise dispose thereof, as it deems fit, whether the amount paid previously in respect of that share is credited, in whole or in part.

           The Board of Directors shall be entitled to collect the moneys which have been forfeited, or part thereof, as it shall deem fit, but it shall not be obliged to do so.

40. The Board of Directors may, at any time before any share forfeited as aforesaid is sold or re-allotted or otherwise dispose of, cancel the forfeiture on such conditions as it deems fit.

41. Any person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, nonetheless remain liable for the payment to the Company of all calls, installments, linkage differentials, interest and expenses due on account of or in respect of such shares on the date of forfeiture, in respect of the forfeited shares, together with interest on such amounts reckoned from the date of forfeiture until the date of payment, at such rate as the Board of Directors shall form time to time specify. However, his liability shall cease after the Company has received all the amounts called in respect of the shares.

42. The provisions of these Articles in regard to forfeiture shall also apply to cases of non-payment of any amount, which, according to the terms of issue of the share, or which under the conditions of allotment the due date for payment of which fell on a fixed date, whether this be on account of the par value of the share or in the form of a premium, as if such amount was payable pursuant to a call duly made and notified.

43. The Company shall have a first and paramount lien over all the shares which have not been fully paid up and which are registered in the name of any member (whether individually or jointly with others) and also over the proceeds of the sale thereof, as security for the debts and obligations of such member to the Company and his contractual engagements with it, either individually or together with others. This right of lien shall apply whether or not the due date for payment of such debts or the fulfillment or performance of such obligations has arrived, and no rights in equity shall be created in respect of any share, over which there is a lien as aforesaid. The aforesaid lien shall apply to all dividends or benefits which may be declared, from time to time, on such shares, unless the Board of Directors shall decide otherwise. Registration by the Company of a transfer of shares shall be deemed to be a waiver by the Company of the lien (if any) on the shares.

44. In order to realize such lien, the Board of Directors may sell the shares under lien at such time and in such manner as, it shall deem fit, but no share may be sold unless the period referred to below has elapsed and written notice has been given to the member, his trustee, liquidator, receiver, the executors of his estate, or anyone who acquires a right to shares in consequences of the bankruptcy of a member, as the case may be, stating that the Company intends to sell the shares, if he or they should fail to pay the aforesaid debts, or fail to discharge or fulfill the aforesaid obligations within seven days form the date of the notice.

45. The net proceeds of any such sale of shares, after deduction of the expenses attendant on the sale, shall serve for the discharge of the debts of such member or for performance of such member's obligations (including debts, undertaking and contractual engagements due date for the payment or performance of which has arrived) and the surplus, if any, shall be paid to the member, his trustee, liquidator, receiver, guardians, the executors of his estate, or to his successors-in-title.

46. In every case of a sale following forfeiture or waiver, or for purposes of executing a lien by exercising all the powers conferred above, the Board of Directors shall be entitled to appoint a person to sign an instrument of transfer of the shares sold, and to arrange for the registration of the name of the buyer in the Register in respect of the shares sold.

47. An affidavit signed by the Board of Directors that a particular share of the Company was forfeited, waived or sold by the Company by virtue of a lien, shall serve as conclusive evidence of the facts contained therein as against any person claiming a right in the share. The purchaser of a share who relies on such affidavit shall not be obliged to investigate whether the sale, re-allotment or transfer, or the amount of consideration and the manner of application of the proceeds of the sale, were lawfully effected, and after his name has been registered in the Register he shall have a full right of title to the share and such right shall not be adversely affected by a defect or invalidity which occurred in the forfeiture, waiver, sale, re-allotment or transfer of the share.


                       TRANSFER AND TRANSMISSION OF SHARES

48. No transfer of shares shall be registered unless a proper instrument of transfer is delivered to the Company or to such other place specified for this purpose by the Board of Directors. Subject to the provisions of these Articles an instrument of transfer of a share in the Company shall be signed by the transferor and the transferee.

           The transferor shall be deemed to remain the holder of the share up until the time the name of the transferee is registered in the Register in respect of the share transferred.

49. Insofar as the circumstances permit, the instrument of transfer of a share shall be drawn up in the form set out below, or in any other form the Board of Directors may approve (hereinafter: the "DEED OF Transfer").


           I _______________, I.D. _______________ of _______________
           (hereinafter: the "TRANSFEROR"), in consideration for an amount of NIS _______________ (in words) paid to me by _______________ I.D.
           _______________ of _______________ (hereinafter: the "TRANSFEREE"), hereby transfer to the transferee _______________ shares of NIS _______________ each, marked with the numbers _______________ to
           _______________ (inclusive) of a company known as Fundtech Ltd., to be held by the transferee, the acquires of his rights and his successors-in title, under all the same conditions under which I held same prior to the signing of this instrument, and I, the transferee, hereby agree to accept the aforementioned share in accordance with the above mentioned conditions.


           In witness whereof we have hereunto signed this _____ day of _______ 20__.


           Transferor _______________ Transferee _______________


           Witnesses to Signature _______________

50. The Company may close the transfer registers and the Register for such period of time as the Board of Directors shall deem fit, provided that such period of time shall not in total exceed thirty days each year.

51. Every instrument of transfer shall be submitted to the Office or to such other place as the Board of Directors shall prescribe, for purposes of registration, together with the share certificates about to be transferred, or if no such certificate was issued, together with the letter of allotment of the shares about to be transferred (if such letter was issued), and such other proof as the Board of Directors may demand in regard to the transferor's right of title or his right to transfer the shares.

           The Board of Directors shall have the right to refuse to recognize an assignment of shares until the appropriate securities under the circumstances have been provided, as shall be determined by the Board of Directors in a specific case or from time to time in general.

           Instruments of transfer which are registered shall remain within the Company.

52. Every instrument of transfer shall relate to one class of shares only, unless the Board of Directors shall otherwise agree.

53. The executors of the will or administrator of a deceased shareholder's estate (such shareholder not being one of a joint owners of a share) or, in the absence of an administrator of the estate or executor of the will, persons having a right as heirs of the deceased shareholder, shall be entitled to demand that the Company recognize them as owners of rights in the share. The provisions of Article 51 above shall apply, mutatis mutandis, also in regard to this article.

54. In the case of a share registered in the names of two or more persons, the Company shall recognize only the surviving owners as persons having rights in the share. However, the aforementioned shall not be construed as releasing the estate of a deceased joint shareholder from any and all undertakings in respect of the shares. Any person who shall become an owner of shares following the death of a member shall be entitled to be registered as owner of such shares after having presented to the Company Secretary an inheritance order or probation order or order of appointment of an administrator of estate and any other proof as required - if these are sufficient in the opinion of the Company Secretary - testifying to such person's right to appear as shareholder in accordance with these Articles, and which shall testify to his title to such shares. The provisions of
           Article 51 above shall apply, mutatis mutandis, also in regard to this article.

55. The receiver or liquidator of a member who is a company or the trustee in bankruptcy or the official receiver of a member who is bankrupt, upon presenting appropriate proof to the satisfaction of the Company Secretary, that he has the right to appear in this capacity and which testifies to his title, may, with the consent of the Board of Directors (the Board of Directors shall not be obligated to give such consent) be registered as the owner of such shares. Furthermore, he may assign such shares in accordance with the rules prescribed in these Articles. The provisions of Article 52 above shall apply, mutatis mutandis, also in regard to this article.

56. A person entitled to be registered as a shareholder following assignment pursuant to this article shall be entitled, if approved by the Board of Directors and to the extent and under the conditions prescribed by the Board of Directors, to dividends and any other monies paid in respect of the shares, and shall be entitled to give the Company confirmation of the payments; however, he shall not be entitled to receive notices of General meetings, to be present or to vote therein or, subject to the provisions of these Articles, to make use of any rights of members, until he has been registered as owner of such shares in the Register.



                            BEARER SHARE CERTIFICATES

57. The Company may issue bearer shares, or exchanges a share certificate for a bearer share certificate, and accordingly the Board of directors may, in its discretion, with respect to any share which is fully paid, on application in writing signed by the person registered as holder of the share, and authenticated by such evidence as the Board of Directors, may require for proving the identity of the person signing the request, and on receiving the certificate, of the share, and the stamp duty (if any) on the bearer shares and such fee as the Board of Directors may from time to time specify, issue a bearer share, stamped with the seal of the Company and duly stamped, stating that the bearer is the owner of the shares of dividends, or other moneys, on the shares included in the certificate.

58. A bearer share certificate shall entitle the bearer to the shares included in it and such shares shall be transferable by the delivery of the bearer share, and the provisions of the Articles of the Company with respect to transfer and transmission of shares shall not apply to the shares included in the certificate.

59. The bearer of a bearer share shall, on surrender of the bearer share certificate to the Company for cancellation and on payment of such sum as the board of Directors may from time to time prescribe, be entitled to have his name entered as a member in the register of members in respect of the shares included in the certificate.

60. The bearer of a bearer share may at any time deposit the certificate at the office of the Company, or such other place as the Board of Directors may prescribe, and so long as the certificate remains so deposited the depositor shall have the same right to sign a requisition for calling a General Meeting of the Company, and of amending and voting and exercising the other privileges of a member at any General Meeting of the Company, held after expiration of two days from the time of the deposit, as if his name were registered in the registrar as the registered holder of the shares included in the deposited certificate. Not more than one person shall be recognized as depositor of a particular bearer share. The Company shall, on two days' written notice return the deposited bearer share to the depositor.

           Unless otherwise expressly provided in these Articles, no person shall, as bearer of a bearer share, sign a requisition for calling a meeting of the Company, or attend, or vote, or exercise any other rights of a member at General Meetings of the Company, but the bearer of a bearer share shall be entitled in all other respects to the same privileges and advantages as if he were named in the Register as the holder of the shares included in the bearer share certificate, and he shall be a member of the Company.



                                 GENERAL MEETING

61. A General Meeting shall be held at least once in every year, not later than 15 months after the last General Meeting, at such time and at such place as the Board of Directors shall determine. Such General Meeting shall be called annual ordinary meetings, and all other meetings of the Company shall be called extraordinary meetings.

62. The Board of Directors may call an extraordinary meeting whenever it sees fit to do so.

63. The Board of Directors shall be obliged to call an extraordinary meeting upon a requisition in writing in accordance with Section 63 of the Law.

64.

           64.1. No notice according to Section 69(b) of the Law shall be issued by the Company with respect to any shareholders meeting.

           64.2. Notwithstanding the provisions of article 64.1 above, prior notice of 14 days shall be given in regard to the holding of an annual ordinary meeting or an extraordinary meeting and, if the agenda of such a meeting includes issues which can be voted on by ballot according to
                      Section 87 of the Law - then prior notice of 21 days shall be given. In counting the days, the day of publication shall not be counted, but the day of the meeting shall be counted.

           64.3. The notice shall specify (i) the type of meeting, (ii) the place, the day and the hour of the meeting, (iii) the issues on the agenda, (iv) a brief summary of the proposed resolutions, (v) the majority required for the acceptance of each resolution, (vi) the time on which the right of a shareholder to vote shall be established according to
                      Section 182 of the Law (vii) arrangements on vote by ballot under the provisions of Sections 87-89 of the Law,
                      (vii) in the event that the Company has established that an adjourned meeting shall be held on such date which is later than the date provided for in Section 78(b) of the Law, such later date shall be included in the notice, and
                      (viii) the telephone number and address of the Company's office and the time on which a shareholder can review the full text of the proposed resolutions. The Company may add additional places for such review including an internet site in which such shareholder can find, among other things, drafts of the ballot and Position Papers (as defined in Section 88 of the Law).. The notice shall be given in the manner prescribed below under the heading "Notices" in Articles 139 to 142 below.

           64.4. The company is obligated to give notice of General Meeting to the following only:

                      64.4.1. To all shareholders of the Company, except for members whose address in Israel or abroad in unknown, or who have not provided the Company with an address in Israel or abroad for the service of such notice.

                      64.4.2. In regard to a share registered jointly in the names of more than one person - as provided in
                                 Article 141 below.

65. The inadvertent omission in good faith to serve notice on a member entitled to receive such notice, or the non-receipt of the notice, shall not invalidate a resolution passed at such meeting.


                         PROCEEDINGS AT GENERAL MEETING

66. No business shall be conducted at a General Meeting unless a quorum is present, and no resolution shall be passed unless a quorum is present at the time the resolution is voted in. Except in cases where it is otherwise stipulated, a quorum shall be constituted when there are personally present, or represented by proxy, at least two members who jointly hold at least 331/3% of the voting rights in the Company. A proxy shall be deemed to be two or more members, according to the number of members he represents.

67. If within half an hour from the time appointed for the meeting, a quorum is not present, without there being an obligation to notify the members to that effect, the meeting shall be adjourned to the same day, in the following week, at the same hour and at the same place. Unless such day shall fall on a statutory holiday (either in Israel or in the U.S.A.), in which case the meeting will be adjourned to the first business day which follows such statutory holiday.

           If at the adjourned meeting there is no quorum, then two members, personally present, or represented by proxy, shall constitute a quorum and shall be entitled to consider and decide on the matters for which the meeting was called.

68. The chairman of the Board of Directors, or any other person appointed for this purpose by the Board of Directors, shall preside at every General Meeting of the meeting within 15 minutes from the time appointed for the meeting, the members present at the meeting shall elect one of their number to serve as chairman of the meeting.

69. Resolutions at the General Meeting shall be passed by a vote. Every vote at a General Meeting shall be conducted according to the number of votes to which each member is entitled on the basis of the number of shares held by him which confer on him a right to vote at General Meeting.

70. Where a poll has been demanded, the chairman of the meeting shall be entitled - but not obliged - to accede to the demand. Where the chairman of the meeting has decided to hold a poll, such poll shall be held in such manner, at such time and at such place as the chairman of the meeting directs, either immediately or after an interval or postponement, or in any other way, and the results of the vote shall be deemed to be the resolution at the meeting at which the poll was demanded. A person demanding a poll may withdraw his demand prior to the poll being held.

71. A demand for the holding of a poll shall not prevent the continued business of the meeting on all other questions apart of the question in respect of which a poll was demanded.

72. The announcement by the chairman that a resolution has been passed unanimously or by a particular majority, or has been rejected, and a note recorded to that effect in the Company's minute book, shall serve as conclusive proof of such fact, and there shall be no necessity for proving the number of votes or the proportion of votes given for or against the resolution.

73. The chairman of a General Meeting may adjourn the meeting from time to time and from place to place if approved by a majority vote, and he shall be obliged to do so if the meeting, by a majority vote, so demands, but at an adjourned meeting no other matters be considered or decided apart from the matters which were on the agenda of the meeting at which it was decided on the adjournment and in respect of which no resolution was taken. There shall be no necessity to give notice in regard to the adjournment or in regard to the matters on the agenda of the adjourned meeting, unless the adjourned meeting is to be held more than 30 days after the date of the original meeting.


                                VOTES OF MEMBERS

74. Every member entitled to vote at a General Meeting, who is personally present or represented by proxy, shall have one vote in respect of each ordinary share held by him, without reference to the par value thereof.

75. In the case of joint shareholders, the vote of the senior joint holder, given personally or by proxy, shall be accepted, to the exclusion of the vote of the remaining joint shareholders, and for these purposes the question as to who is the senior of the joint shareholders shall be the person amongst the joint holders whose name appears first in the Register.

76. A member who is legally incapacitated shall vote solely through his guardian or other person who fulfills the function of such guardian and who was appointed by a court, and any guardian or other person as aforesaid shall be entitled to vote by way of a proxy, or in such manner as the court directs.

77. Any corporation which is a member of the Company shall be entitled, by way of resolution of its directors or another body which manages, to appoint such person which it deems fit, whether or not he is a member of the Company, to act as its representative at any General Meeting of the Company or at a meeting of a class of shares in the Company which such corporation is entitled to attend and to vote thereat, and the appointed as aforesaid shall be entitled, on behalf of the corporation whom he represents, to exercise all the same powers and authorities which the corporation itself could have exercised had it been a natural person shareholder of the Company.

78. Every member of the Company who is entitled to receive notices of General Meetings of the Company, and to attend and vote thereat, shall be entitled to appoint a proxy. A proxy can be appointed by more than one member, and he can vote in different ways on behalf of each principal.

           The instrument appointing a proxy shall be in writing signed by the person making the appointment or by his authorized representative, and if the person making the appointment is a corporation, the power of attorney shall be signed in the manner in which the corporation signs on documents which bind it, and a certificate of an attorney with regard to the authority of the signatories to bind the corporation shall be attached thereto. The proxy need not be a member of the Company.

79. The instrument appointing a proxy, or a copy thereof certified by an attorney, shall be lodged at the Office, or at such other place as the Board of Directors shall specify, not less than 24 hours prior to the meeting at which the proxy intends to vote on the strength of such instrument of proxy.

80. Every instrument appointing a proxy, whether for a meeting specifically indicated, or otherwise, shall, as far as circumstances permit, be in the following form, or in any other form approved by the Board of Directors:


           I ______________ of ______________ being a member holding voting shares in Fundtech Ltd., hereby appoint Mr. ______________ of ______________ or failing him, Mr. ______________ or ______________, or failing him, Mr. ______________ of ______________, to vote in my name, place and stead at the (ordinary/extraordinary) Meeting of the Company to be held on the ____ of ______ 19__, and at any adjourned meeting thereof.


           In witness whereof I have hereto set my hand on the _____ day of
           _____

81. No member shall be entitled to vote at a General Meeting unless he has paid all the calls and all the amounts due from him, for the time being, in respect of his shares.

82. A vote given in accordance with the instructions contained in an instrument appointing a proxy shall be valid notwithstanding the death of the appointer, or the revocation of the proxy, or the transfer of the share in respect of which the vote was given as aforesaid, unless notice in writing of the death, revocation or transfer is received at the office of the Company, or by the chairman of the meeting, prior to such vote.

83. A document appointing a proxy shall be valid for every adjourned meeting of the meeting to which the document relates.



                             THE BOARD OF DIRECTORS

84.

           84.1. Unless otherwise resolved by an Ordinary Resolution of the General Meeting of the Company, the number of directors of the Company shall be between 5 and 7. At any time the minimum number of directors shall be not less than 4. Any director shall be eligible for re-election upon termination of his term of office.

           84.2. No corporation may serve as a director of the Company unless it has appointed an individual who is not disqualified from holding office on its behalf to the Board of Directors. An individual holding office on its behalf of a corporation as aforesaid shall be governed by the same duties and obligations which apply to an officer, without this derogating from the liability of the corporation on whose behalf such individual was appointed for such obligations.

85.

           85.1. Prior to every annual ordinary meeting of the Company, the Board of Directors of the Company shall resolve by a majority vote the names of between 5 to 7 persons to be proposed to the shareholders of the Company for election as directors of the Company until the next annual ordinary Meeting (hereinafter: the "PANEL"). Except for the Panel, no candidate for the office of a director may be proposed at an annual ordinary Meeting of the Company unless not less than 72 hours and not more than 42 days prior to the date appointed for the annual ordinary meeting, a notice in writing, signed by members holding at least 10% of the Company's issued and outstanding shares who are entitled to attend a meeting in respect of which notice has been sent and who are entitled to vote thereat, is delivered to the office of the Company stating that such members intend to propose 5 to 7 candidates for the office of directors instead of the Panel proposed by the Board of Directors (hereinafter: "ALTERNATE PANEL(S)").

           85.2. The Panel or Alternate Panel(s) shall be elected by an Ordinary Resolution at every annual general meeting, for a term of office which shall end upon the convening of the first annual general meeting held after the date of their election.

           85.3. Every director shall hold office until the end of the next annual ordinary meeting following the meeting at which he was elected, unless his office is vacated in accordance with Article 87 below or Article 91. If at the annual ordinary meeting no Panel or Alternate Panel are elected, the previous directors shall continue to hold office until the convening of a General Meeting at which a Panel or Alternate Panel shall be elected.

           85.4. If the office of a members/s of the Board of Directors shall be vacated, the remaining members of the Board of Directors shall be entitled to appoint an additional directors in place of the director/s whose office has been vacated, for a term of office according to the remaining period of the term of office of the director/s whose office has been vacated.

86. The directors in their capacity as such shall be entitled to receive remuneration and expenses incurred within the scope of fulfilling their functions as directors. The remuneration of the directors shall be fixed in accordance with the provisions of the Law. The External Directors shall receive their remuneration in accordance with the U.S. rules and the Law.


           The conditions of the terms of office of members of the Board of Directors shall be decided by the Board of Directors, but same shall be valid only if ratified in the manner required under the Law. The remuneration of directors may be fixed as an overall payment and/or as a payment in respect of attendance at meetings. In addition to his remuneration, each director shall be entitled to receive a refund in respect of his reasonable expenses connected with performing his functions and services as a director.

87.

           87.1. Subject to the provisions of the Law and the U.S. rules with regard to external directors, and subject to Article 91 below, the office of a member of the Board of Directors shall be vacated in any one of the following events:

                      87.1.1. If he resigns his office by way of a letter signed by him, lodged at the Office of the Company.

                      87.1.2.    If he is declared bankrupt.

                      87.1.3.    If he becomes insane or unsound of mind.

                      87.1.4.    On his death, and in the case of a corporation
                                 - upon its winding-up.

           87.2. If the office of a member of the Board of Directors should be vacated, the remaining members of the Board of Directors shall be entitled to act for all purposes, for as long as their number does not fall below the minimum, for the time being, specified for the directors, as prescribed in Article 84 above. Should their number drop below the aforesaid minimum, the directors shall not be entitled to act, except for the appointment of additional directors, or for the purpose of calling a general meeting for the appointment of additional directors, or for the purpose of calling a general meeting for the appointment of a new Board of Directors. Should the number of directors fall below the aforesaid minimum and no action is undertaken by the Board of Directors within 10 days, then within 2 days thereafter the C.E.O. of the Company, must call a General Meeting for the purpose of appointing a new Board of Directors. In the event that the C.E.O. of the Company does not call a General Meeting within 2 days, then the Chairman of the Board of Directors must within 2 days thereafter call a General Meeting for the Purpose of appointing a new Board of Directors.



                               ALTERNATE DIRECTORS

88.

           88.1. Subject to the provisions of the Companies Law, a Director may, by written notice to the Company, appoint an alternate for himself (in these Articles referred to as "ALTERNATE DIRECTOR"), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason whatsoever. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for an indefinite period, and for all purposes.

           88.2. Any notice given to the Company pursuant to Article 88.1 shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later.

           88.3. An Alternate Director shall have all the rights and obligations of the Director who appointed him, provided, however, that he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides), and provided further that an Alternate Director shall have no standing at any meeting of the Board of Directors or any committee thereof while the Director who appointed him is present.

           88.4. Any natural person, who is not a member of the Board of Directors or an Alternate Director at that time, may act as an Alternate Director for a director. One person may not act as Alternate Director for several directors.

           88.5. The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 44, and such office shall ipso facto be vacated if the Director who appointed such Alternate Director ceases to be a Director.

89.

           89.1. Subject to the provisions of any law which may not be stipulated upon, a director shall not be disqualified by virtue of his office from holding another office in the Company or in any other company in which the Company is a shareholder or in which it has any other form of interest, or of entering into a contract with the Company, either as seller or buyer or otherwise. Likewise, no contract made by the Company or on its behalf in which a director has any form of interest may be attacked and a director shall not be obliged to account to the Company for any profit deriving from such office, or resulting from such contract, merely by virtue of the fact that he serves as a director or by reason of the fiduciary relationship thereby created, but such director shall be obliged to disclose to the Board of Directors the nature of any such interest at the first opportunity.


                      A general notice to the effect that a director is a member of a particular firm or a particular company and that he must be deemed to have an interest in any business with such firm or company shall be deemed to be adequate disclosure for purposes of this article in relation to such director, and after such general notice has been given, such director shall not be obliged to give special notice in relation to any particular business with such firm or such company.

           89.2. Subject to the provisions of the Law and these Articles, the Company shall be entitled to enter into a transaction in which an Office Holder therein, as this term is defined in the Law has a personal interest, directly or indirectly, and may enter into any contract or otherwise transact any business with any third party in which contract or business an Office Holder has a personal interest, directly or indirectly.

90. The Board of Directors shall elect one or more of its members to serve as the chairman of the Board of Directors, provided that, subject to the provisions of Section 121(c) of the Law, the CEO of the Company shall not serve as Chairman of the Board of Directors. The office of chairman of the Board of Directors shall be vacated in each of the cases mentioned in Articles 87.1 above and 91 below.

91. The Company may, in a General Meeting for which a 21 days prior notice was given, by Ordinary Resolution, dismiss any of the Elected Directors within the meaning thereof under Article 2 of these Articles, prior to the end of his term of office, and it shall be entitled, by Ordinary Resolution, to appoint another person in his place as a director of the Company. The person so appointed shall hold such office only for that period of time during which the director whom he replaces would have held office.

92.        A director shall not be obliged to hold any share in the Company.

                                     C.E.O.

93.

           93.1. The Board of Directors shall, from time to time, appoint a C.E.O and subject to the provisions of the Law delineate his powers and authorities and his remuneration. Subject to any contract between the CEO and the Company, the directors may dismiss him or replace him at any time they deem fit.

           93.2.      A C.E.O need not be a director or member of the Company.


                      Subject to the provisions of any contract between him and the Company, all the same provisions with regard to appointment, resignation and removal from office shall apply to the C.E.O if he is also a director, as apply to the Elected Directors. In addition to the matters set forth in Article 87, where a C.E.O who serves as a director has ceased to hold one of these offices for any reason whatsoever, except if he has ceased to hold office of his own initiative, his appointment to the other office shall forthwith expire.

           93.3. The directors shall be entitled from time to time delegate to the C.E.O for the time being such of the powers they have pursuant to these Articles as they deem appropriate, and they shall be entitled to grant such powers for such period and for such purposes and on such conditions and with such restrictions as they deem expedient, and they shall be entitled to grant such powers without renouncing the powers and authorities of the directors in such regard, and they may, from time to time, revoke, annul and alter such powers and authorities, in whole or in part.

           93.4. Subject to the provisions of the Law, the remuneration of a C.E.O shall be fixed from time to time by the Board of Directors and it may be in the form of a fixed salary or commissions or a participation in profits, or in any other manner which may be decided by the Board of Directors.



                      PROCEEDING OF THE BOARD OF DIRECTORS

94.

           94.1. The Board of Directors may meet in order to administer the business and may, subject to the provisions of the Law, adjourn its meetings and regulate its proceedings and operations as it deems fit It may also prescribe the quorum required for the conduct of business. Until otherwise decided a quorum shall be constituted if a majority of the directors holding office for the time being are present.

           94.2. Should a director or directors be barred from being present and voting at a meeting of the Board of Directors by virtue of the contents of Section 278 of the Law, the quorum shall be a majority of the directors entitled to be present and to vote at the meeting of the Board of Directors.

95. Any director, the C.E.O or the auditor of the Company in the event stipulated in Section 169 of the Law, may, at any time, demand the convening of a meeting of the Board of Directors. The Secretary shall be obliged, on such demand, to call such meeting on the date requested by the director or C.E.O soliciting such a meeting, provided that proper notice pursuant to Article 96.1 is given.

96.

           96.1. Every director shall be entitled to receive notice of meetings of the Board of Directors, and such notice may be in writing or by facsimile or by telegram, sent to the last address given by the director for purposes of receiving notices, provided that the notice shall be given at least the minimum number of days permitted by applicable law and in no event less than forty-eight hours notice.

           96.2. Every director shall be entitled to be present and to vote through a proxy at any meeting of the directors or at meetings of a committee of directors, provided that such proxy is appointed in writing under the signature of the person who appointed him. Such appointment may be of a general nature or for purposes of one meeting or several meetings. A proxy so appointed shall not be entitled to vote in place of the person who appointed him at any meeting of the Board of Directors or of a committee of directors at which the director who appointed him is himself present, or is represented thereat by the alternate he himself appointed.

97. Every meeting of the Board of Directors at which a quorum is present shall have all the powers and authorities vested for the time being in the Board of Directors.

98. Questions which arise at meetings of the Board of Directors shall be decided by a simple majority. In the case of an equality of votes of the Board of Directors, the chairman of the Board of Directors shall not have a second or casting vote, and the proposal shall be deemed to be defeated.


           If the chairman of the Board of Directors is not present within 30 (thirty) minutes after the time appointed for the meeting, the directors present shall elect one of their number to preside at such meeting.

99. For the removal of doubt, it is recorded that subject to the provisions of the Law, an officer who is a director may be elected as permanent chairman of the Board of Directors.

100. The Board of Directors may adopt resolutions even without an actual meeting, on condition that all the Directors entitled to participate in the deliberations and to vote on the matter brought up for a decision agreed thereto.


           The delivery of the text of the resolution submitted for approval of the directors without the holding of a meeting of the Board of Directors shall be done in accordance with those rules which apply to the giving of notice in regard to the holding of meetings of directors, as set forth in Article 96 above.

101. The Board of Directors may hold meetings by use of any means of communication, on condition that all participating directors can hear each other at the same time. In the case of a resolution passed by way of telephone calls, a copy thereof shall be sent, as soon as possible thereafter, to the directors.

                    GENERAL POWERS OF THE BOARD OF DIRECTORS

102. The administration of the business of the Company shall be in the hands of the Board of Directors, which shall be entitled to exercise all the powers and authorities and to perform any act and deed which the Company is entitled to exercise and to perform in accordance with its Memorandum of Association and these Articles or according to law, and in respect of which there is no provision or requirement in these Articles, or in the Law or/and in the U.S. rules, that same be exercised or done by the Company in a General Meeting.

103. The Board of Directors may, as it deems fit and subject to any law, delegate to a committee (hereinafter: "COMMITTEE OF DIRECTORS") its powers and authorities, in whole or in part. The Board of Directors may, from time to time, widen, curtail or revoke such delegation of powers and authorities. A Committee of Directors in exercising powers delegated to it by the Board of Directors shall comply with all the provisions and conditions prescribed by the Board of Directors, provided that the curtailment or revocation of powers and authorities by the Board of Directors shall not invalidate an act done prior thereto by a Committee of Directors or in accordance with its instructions, which would have been valid had the powers and authorities of the Committee of Directors not been altered or revoked by the Board of Directors. A Committee of Directors may be comprised of one director or of several directors, and persons who are not directors may be co-opted to it.

104. The meetings and proceedings of every such Committee of Directors which is comprised of two or more members shall be conducted in accordance with the provisions contained in these Articles in regard to the regulating of the meetings and proceedings of the Board of Directors to the extent that same are suitable for this, and so long as no provisions have been made in replacement thereof by the Board of Directors.



                             RATIFICATION OF ACTIONS

105. All acts done in good faith by the Board of Directors and/or a Committee of Directors or by a person acting as a member thereof shall be valid even if it is subsequently discovered that there was a defect in the appointment of the Board of Directors, the Committee of Directors or the member, as the case may be, or that the members, or one of them, was/were disqualified from being appointed as a director/s or to a Committee of Directors.

106.

           106.1. The Board of Directors may ratify any act the performance of which at the time of the ratification was within the scope of the authority of the Board of Directors.

           106.2. The General Meeting shall be entitled to ratify any act done by the Board of Directors and/or any Committee of Directors without authority, or acting ultra vires, or which was tainted by some other defect.

           106.3. From the time of the ratification, every act ratified as aforesaid, shall be treated as though lawfully performed from the outset.

107. The Board of Directors may, from time to time, in its absolute discretion, borrow or secure any amounts of money required by the Company for the conduct of its business.

108. The directors shall be entitled to raise or secure the repayment of an amount obtained by them, in such way and on such conditions and times as they deem fit. The directors shall be entitled to issue documents of undertaking - options, debentures or debenture stock, whether linked or redeemable, convertible debentures or debentures convertible into other securities, or debentures which carry a right to purchase shares or to purchase other securities, or any mortgage, pledge, collateral or other charge over the property of the Company and its undertaking, in whole or in part, whether present or future, including the uncalled share capital or the share capital which has been called but not yet paid.


           The deeds of undertaking, debentures of various types or other forms of collateral security may be issued at a discount, at a premium or otherwise and with such preferential or deferred or other rights, as the Board of Directors shall, from time to time, decide.



                                 SIGNING POWERS

109. Subject to any other resolution on the subject passed by the Board of Directors, the Company shall be bound only pursuant to a document in writing bearing its seal or its rubber stamp or its printed name, and the signature of whomever may be authorized by the Board of Directors, which shall be entitled to empower any person, either alone or jointly with another, even if he is not a member of the Company or a director, to sign and act in the name and on behalf of the Company.

110. The Board of Directors shall be entitled to prescribe separate signing power in regard to different businesses of the Company and in respect of the limit of the amounts in respect of which such persons shall be authorized to sign.



              SECRETARY, OFFICE-BEARERS, CLERKS AND REPRESENTATIVES

111. The Board of Directors shall be entitled, from time to time, to appoint a secretary for the Company, as well as office-bearers, clerks, employees and agents to such permanent, temporary or special positions, and to specify and change their titles, authorities, duties, salaries and their bonuses. The Board of Directors shall be entitled at any time, in its sole and absolute discretion, to terminate the services of one of more of the foregoing persons.

112. The Board of Directors may from time to time and at any time empower any person to serve as representative of the Company for such purposes and with such powers and authorities, instructions and discretions for such period and subject to such conditions as the Board of Directors shall deem appropriate. The Board of Directors may grant such person, inter alia, the power to transfer the authority, powers and discretions vested in him, in whole or in part. The Board of Directors may, from time to time, revoke, annul, vary or change any such power or authority, or all such powers or authorities collectively.



     DIVIDENDS, BONUS SHARES, FUNDS AND CAPITALIZATION OF FUNDS AND PROFITS

113. The Board of Directors may, prior to recommending any dividend, set aside out of the profits of the Company such amounts as it deems fit for a reserve fund for extraordinary purposes or for the equalization of dividends or for special dividends, or for the repair, improvement, maintenance or replacement of the property of the

           Company, or for any other purpose, as the Board of Directors, in its sole and absolute discretion, shall deem expedient.

114. The Board of Directors shall be entitled to invest the amounts set aside as aforesaid in Article 113 above in any investments whatsoever, as it may deem fit, and from time to time deal with such investments and vary same, and make use thereof, as it deems fit, and it may divide the reserve fund into special funds in such manner as it deems fit, and may utilize a fund or part thereof for the business of the Company, without being obliged to keep same separate from the remaining assets of the Company.

115. No dividend shall be paid other than out of the Profits of the Company as such term is defined in the Law.

116. The Board of Directors may decide on the payment of a dividend or on the distribution of bonus shares.

117. A dividend in cash or bonus shares shall be paid or distributed, as the case may be, to the holders of the ordinary shares registered in the Register, pro rata to the nominal amount of capital paid up or credited as paid up on the shares, without reference to any premium which may have been paid thereon. However an amount paid on account of a share prior to the payment thereof having been called, or prior to the due date for payment thereof, and on which the Company is paying interest, shall not be taken into account for purposes of this article as an amount paid-up on account of the share.

118. Unless other instructions are given, it shall be permissible to pay any dividend by way of a check or payment order to be sent by post to the registered address of the member or the person entitled thereto, or in the case of joint shareholders being registered, to the member whose name stands first in the Register in relation to the joint shareholding. Every such check shall be made in favor of the person to whom it is sent. A receipt by the person whose name, on the date of declaration of the dividend, was registered in the Register as the owner of the shares, or in the case of joint holders, by one of the joint holders, shall serve as a discharge with regard to all the payments made in connection with such share.

           The directors shall be entitled to invest any dividend which has not been claimed for a period of one year after having been declared, or to make use thereof in any other way for the benefit of the Company until such time as it is claimed. The Company shall not be obliged to pay interest or linkage in respect of an unclaimed dividend.

119. Unless otherwise specified in the terms of issue of shares or of securities convertible into shares, or which grant a right to purchase shares, fully paid-up or credited as paid-up shares at any time shall confer on their holders the right to participate in the full dividends and in any other distribution the determining date for the right to receive same is the date at which the aforesaid shares were fully paid-up or credited as fully paid-up, as the case may be, or subsequent to such date.

120. A dividend or other beneficial rights in respect of shares shall not bear interest.

121. The Board of Directors shall be entitled to deduct from any dividend or other beneficial rights, all amounts of money which the holder of the share in respect of which the dividend is payable or in respect of which the other beneficial rights were given, may owe to the Company in respect of such share, whether or not the due date for payment thereof has arrived.

122. The Board of Directors shall be entitled to retain any dividend or bonus shares or other beneficial rights in respect of a share in relation to which the Company has a lien, and to utilize any such amount or the proceeds received from the sale of any bonus shares or other beneficial rights, for the discharge of the debts or liabilities in respect of which the Company has a lien.

123. The Board of Directors may decide that the dividend is to be paid in whole or in part, by way of a distribution of assets of the Company in kind, including by way of debentures or debenture stock of the Company, or shares or debentures or debenture stock of any other company, or in any other way.

124.

           124.1. The Board of Directors may, at any time and from time to time, decide that any portion of the amounts standing for the time being to the credit of any capital fund (including a fund created as a result of a revaluation of the assets of the Company), or which are held by the Company as profits available for distribution, shall be capitalized for distribution subject to and in accordance with the provisions of the Law and of these Articles, amongst those shareholders who are entitled thereto and pro rata to their entitlement under these Articles, provided that same shall not be paid in cash but shall serve for the payment up in full either at par or with a premium as prescribed by the Company, of shares which have not yet been issued or of debentures of the Company which shall be allotted and distributed amongst the members in the aforesaid ratio as fully paid-up shares or debentures.

           124.2. The Board of Directors shall be entitled to distribute bonus shares and to decide that the bonus shares shall be of the same class which confers on the shareholders or the persons entitled thereto the right to participate in the distribution of bonus shares, or may decide that the bonus shares shall be of a uniform class to be distributed to each of the shareholders or persons entitled to shares as aforesaid, without reference to the class of shares conferring the right to participate in the distribution on the holder of the share or the person entitled thereto as aforesaid.

125.

           125.1. In every case that the Company issues bonus shares by way of a capitalization of profits or funds at a time at which securities issued by the Company are in circulation and confer on the holders thereof rights to convert same into shares in the share capital of the Company, or options to purchase shares in the share capital of the Company (such rights of conversion or options shall henceforth be referred to as - THE "RIGHTS"), the directors shall be entitled (in a case that the Rights or part thereof shall not be otherwise adjusted in accordance with the terms of their issue) to transfer to a special fund designated for the distribution of bonus shares in the future (to be called by any name the directors may decide on and which shall henceforth be referred to as the "SPECIAL FUND") an amount equivalent to the nominal amount of the share capital to which some or all of the Rights they would have received as a result of the issue of bonus shares, had they exercised their rights prior to the determining date for the right to receive bonus shares, including rights to fractions of bonus shares, and in the case of a second or additional distribution of bonus shares in respect of which the Company acts pursuant to this Article, including entitlement stemming from a previous distribution of bonus shares.

           125.2. In the case of the allotment of shares by the Company as a consequence of the exercise of entitlement by the owners of shares in those cases in which the directors have made a transfer to the Special Fund in respect of the Rights pursuant to sub-article 125.1 above, the directors shall allot to such shareholder, in addition to the shares to which he is entitled by virtue of having exercised his rights, such number of fully paid-up shares the par value of which is equivalent to the amount transferred to the Special Fund in respect of his rights, by way of a capitalization to be done by the directors of an appropriate amount out of the Special Fund and the directors shall be entitled to decide on the manner of dealing with rights to fractions of shares in their sole discretion.

           125.3. If after any transfer to the Special Fund has been made the rights should lapse, or the period should end for the exercise of rights in respect of which the transfer was effected, without such rights being exercised, then any amount which was transferred to the Special Fund in respect of the aforesaid unexercised Rights shall be released from the Special Fund and the Company can deal with the amount so released in any manner it would have been entitled to deal therewith had such amount not been transferred to the Special Fund.

126. For the implementation of any resolution regarding a distribution of shares or debentures by way of a capitalization of profits as aforesaid, the directors may:

           126.1. Resolve any difficulty which may arise in regard to the distribution in such manner as they deem fit and may take all the steps they deem expedient in order to overcome such difficulty.

           126.2. Issue certificates in respect of fractions of shares, or decide that fractions of less than an amount to be decided by the Board of Directors shall not be taken into account for purposes of adjusting the rights of the shareholders or may sell the fractions of shares and pay the proceeds
                      (net) to the persons entitled thereto.

           126.3. To sign or appoint a person to sign on behalf of the shareholders on any contract or other document which may be required for purposes of giving effect to the distribution and in particular they shall be entitled to sign or appoint a person who shall be entitled to appoint and submit a contract as referred to in Sections 291 and 292 of the Law.

           126.4. To make any arrangement or other scheme which is required in the opinion of the Board of Directors in order to facilitate the distribution.

127. The Board of Directors shall be entitled, as it deems appropriate and expedient, to appoint trustees or nominees for the holders of bearer share certificates who for a period as prescribed by the Company, have not applied to the Company to receive dividends, shares or debentures out of capital, or other benefits, and also for those registered shareholders who have failed to notify the Company of a change of their address and who have not applied to the Company in order to receive dividends, shares or debentures out of capital, or other benefits during the aforesaid period. Such nominees or trustees shall be appointed for the use, collection or receipt of dividends, shares or debentures out of capital and rights to subscribe for shares which have not yet been issued and which are offered to the shareholders but they shall not be entitled to transfer the shares in respect of which they were appointed, or to vote on the strength thereof. In all the conditions of trust or the appointment of nominees it shall be stipulated by the company that on first demand by a holder of a share in respect of which the trustees or nominees hold office the trustees or the nominees shall be obliged to return to such shareholder the share in question and/or all those rights held by them on his behalf (all as the case may be). Any act and arrangement done by such nominees or trustees and any agreement between the Board of Directors and nominees or trustees shall be valid and shall be binding in all respects.

128. The Board of Directors may from time to time prescribe the manner for payment of dividends or the distribution of bonus shares and the arrangement connected therewith. Without derogating from the generality of the foregoing, the Board of Directors shall be entitled to pay any dividends or moneys in respect of shares by sending a check via the post to the address of the holder of registered shares according to the address registered in the register of members of the Company. Any dispatch of a check as aforesaid shall be done at the risk of the shareholder.


           In those cases in which the Board of Directors specifies the payment of a dividend, distribution of shares or debentures out of capital, or the grant of a right to subscribe for shares which have not yet been issued and which are offered to the shareholders against the delivery of an appropriate coupon attached to any share certificate, such payment, distribution or grant of right to subscribe against a suitable coupon to the holder of such coupon, shall constitute a discharge of the Company's debt in respect of such operation as against any person claiming a right to such payment, distribution or grant of right to subscribe, as the case may be.

129. If two or more persons are registered as joint holder of a share, each of them shall be entitled to give a valid receipt in respect of any dividend, share or debenture out of capital, or other moneys, or benefits, paid or granted in respect of such share.



                              BOOKS OF THE COMPANY

130. The Board of Directors shall comply with all the provisions of the Law in regard to the recording of charges and the keeping and maintaining of a register of directors, register of members and register of charges.

131. Any book, register and record the Company is obliged to keep in accordance with the Law or in pursuance of these Articles shall be conducted by recording in regular books, or by technical, mechanical or other means, as the Board of Directors shall decide.

132. The Company may subject to the provisions of the Law and any other law, maintain a register or registers of members in any other country to which the aforesaid provisions apply where members live in such other country, and may exercise all the powers mentioned in the Companies Ordinance with regard to such branch registers.



                                BOOKS OF ACCOUNT

133. The Board of Directors shall cause proper books of account in accordance with the provisions of the Law. The books of account shall be kept at the Office, or at such other place or places as the Board of Directors shall deem expedient, and shall at all times be open to the inspection of members of the Board of Directors. A member of the Company who is not a member of the Board of Directors shall not have the right to inspect any books or accounts or documents of the Company, unless such right has been expressly granted to him by the

           Law, or if he has been permitted to do so by the Board of Directors or by the Company in a General Meeting.

134. The Board of Directors shall from time to time arrange and submit to the General Meeting a balance sheet and statement of income of the Company.


           A copy of the balance sheet and the statement of income shall be delivered to the members registered in the Register in the manner prescribed in regard to the giving of notices, seven days prior to the meeting.


           The provisions of this article shall not make it obligatory to send a copy of the aforesaid documents to a member whose address is unknown to the Company, or to more than one joint holder of a share. Any member to whom a copy of the aforesaid documents is not sent, and also a person who produces to the Company a certificate from a bank in Israel to the effect that shares of the Company are held for him at such bank, shall be entitled to request to receive copies of such documents at the office of the Company.

135. At least once each year the accounts of the Company and the correctness of the statement of income and the balance sheet shall be audited and confirmed by an auditor or auditors.

136. The Company shall, in General Meeting, appoint an auditor or auditors who shall hold such position until the next ordinary meeting, and their appointment, their remuneration their rights and duties shall be subject to the provisions of the Law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders in general meeting may, by an Ordinary Resolution, act (and in the absence of any action in connection herewith shall be deemed to have so acted) to authorize the Board of Directors to fix such remuneration subject to such criteria or standards, if any, as may be provided in such Ordinary Resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate each with the volume and nature of the services rendered by the auditor(s). By an act appointing such auditors, the Company may appoint the auditor(s) to serve for a period of up to the end of completion of the audit of the yearly financial statement for the three subsequent years.

137. The auditor shall be entitled to receive notices of every General Meeting of the Company and to attend such meetings and to express his opinions on all matters pertaining to his function as the auditor of the Company.

138. Subject to the provisions of the Law any act done by the auditors of the Company shall be valid as against any person doing business in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditors.



                                     NOTICES

139. Subject to any other provisions stated in the U.S. rules, the Company shall give notice to its shareholders of any class by publishing a notice in one daily newspaper, and the date of publication in the newspaper shall be deemed to be the date on which the notice was received by the shareholders, or, in its discretion, as prescribed in
           Article 146 below.

140.

           140.1. The Company may serve a notice on a member by way of delivery by hand or by dispatch via the post to his address as recorded in the register, or if there is no such recorded address, to the address given by him to the Company for the sending of notices to him. If a notice is sent by post, the notice shall be deemed to have been duly delivered if it is properly addressed, with prepaid stamps, and the letter containing the notice is sent via the post.

           140.2. Any notice or document which is delivered or sent to a member in accordance with these Articles shall be deemed to have been duly delivered and sent in respect of the shares held by him (whether in respect of shares held by him alone or jointly with others), notwithstanding the fact that such member has died or been declared bankrupt at such time (whether or not the Company knew of his death or bankruptcy), and shall be deemed to be sufficient delivery or dispatch to heirs, trustees, administrators or transferees and any other persons (if any) who have a right in the shares.

           140.3. Any notice or other document sent by post according to an address shall be deemed to have been delivered within 7 days from the time the letter containing the notice or document was delivered to the post, and in proving such delivery it shall be sufficient to prove that the letter containing the notice or another notice to such member was delivered as aforesaid and accordingly shall not lead to the rescission of a resolution passed at such meeting or the setting aside of proceedings based on such notice. Any record ordinarily made in the register of the Company shall be deemed to be prima facie proof of such dispatch as recorded in such register.

141. In the case of joint holders of a share the Company shall be entitled to deliver a notice by dispatch to the joint holder whose name stands first in the Register in respect of such share.

142. Wherever it is necessary to give notice of a particular number of days or a notice for another period, the day of delivery shall be counted in the number of days or the period, unless otherwise specified. Unless otherwise prescribed in these Articles, the holders of bearer shares shall not be entitled to receive notice of any General Meeting of the Company.



                          REORGANIZATION OF THE COMPANY

143. On the sale of the Company's undertaking, the directors may, or in the case of a liquidation, the liquidators may, if authorized to do so by an Ordinary Resolution of the Company, accept fully or partly paid-up shares, or securities of another company, Israeli or foreign, whether in existence at such time or about to be formed in order to purchase the property of the Company, or part thereof, and if the profits of the Company so permit, the directors may - or in the case of a liquidation, the liquidators may - distribute the aforesaid shares or securities or any other property of the Company amongst the members without realizing same, or may deposit same in the hands of trustees for the members, and the General Meeting by Ordinary Resolution may decide, subject to the provisions of the Law, on the distribution or allotment of cash, shares or other securities, or the property of the Company and on the evaluation of the aforesaid securities or property at such price and in such manner as the meeting shall decide, and all the shareholders shall be obliged to accept any valuation or distribution permitted as aforesaid and to waive their rights in this regard, except in a case that the Company is about to be wound-up and is in the process of liquidation to such legal rights (if any) which, according to the provisions of the Law, may not be changed or modified.



                             INSURANCE AND INDEMNITY

144. For purposes of these Articles, the term "OFFICE HOLDER" shall mean every Director and every officer of the Company, including, without limitation, each of the persons defined as "Nosei Misra" in the Law.

145. Subject to the provisions of the Law, the Company shall be entitled to enter into a contract to insure all or part of the liability of an Office Holder of the Company, imposed on him in consequence of an act which he has performed by virtue of being an office holder, in respect of any of the following:

           145.1. The breach of a duty of care to the Company or to any other person;

           145.2. The breach of a fiduciary duty to the Company, provided that the officer acted in good faith and had reasonable grounds for believing that the action would not adversely affect the best interests of the Company;

           145.3. A pecuniary liability imposed on him in favor of any other person in respect of an act done in his capacity as an Office Holder.

146. Subject to the provisions of the Law, the Company shall be entitled to indemnify an Office Holder of the Company in respect of any of the following:

           146.1. A pecuniary liability imposed on him in favor of any other person in terms of a judgment, including a judgment given in the scope of a compromise or an arbitrator's ruling which is confirmed by the court, in respect of an act done by him in his capacity as an officer of the Company;

           146.2. Reasonable costs of litigation, including attorneys' fees, incurred by the officer, or which he is ordered by the court to pay in proceedings instituted against him by the Company, or on its behalf, or by any other person, or in a criminal indictment in which judgment is given in his favor or in respect of which he is acquitted, or in a criminal indictment in which he was convicted of a felony which does not require proof of criminal intent, in relation to an act done by him in his capacity as an officer of the Company.



                                   WINDING-UP

147. Should the Company be wound up and the assets of the Company available for distribution amongst members be insufficient to repay all the paid-up capital, such assets shall be divided in a manner whereby the losses shall, as far as possible, be borne by the members pro rata to the nominal value of the paid-up capital on the shares held by each one of them, and if at the time of the winding-up the property of the Company available for distribution amongst the members should exceed the amount sufficient for the repayment of the full nominal value of the paid-up capital at the time of commencement of the winding-up, the surplus shall be distributed to the members pro rata to the paid-up capital held by each of them.

                                  FUNDTECH LTD.

                                      PROXY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 29, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned hereby appoints Oz Cohen and Michael S. Hyman, and each of them severally, as proxies of the undersigned, with full power of substitution to vote all of the shares of Fundtech Ltd., an Israeli corporation

(the "Company"), which the undersigned may be entitled to vote at the Annual

Meeting of Shareholders of the Company to be held at 12 Ha'hilazon Street (5th floor), Ramat Gan, Israel on November 29, 2000 at 10:00 a.m. (local time) or at any adjournment or postponement thereof, as shown on the voting side of this card.


           THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED,

THIS PROXY WILL BE VOTED FOR THE NOMINEE DIRECTORS, FOR PROPOSALS 2, 3, 4, 5, 6,

7 AND 8 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS

WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)




                                                                  SEE REVERSE
                                                                  SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR

                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS

                                  FUNDTECH LTD.

                                NOVEMBER 29, 2000



                 Please Detach and Mail in the Envelope Provided

[X]  Please mark your votes as in this example.

                                               This proxy will be voted as specified.  If a choice is not specified, this proxy will be voted FOR the nominee directors,
                      FOR         WITHHOLD     FOR Proposals 2, 3, 4, 5, 6, 7 and 8 and in the discretion of
                  all nominees    AUTHORITY    the proxies with respect to all other matters which may
                   (except as    to vote for   properly come before the meeting and any and all adjournments
                   indicated)    all nominees  thereof.

                                                                                                              FOR   AGAINST  ABSTAIN
1  Elect
   the
   directors
   of                                           Nominees: Reuven Ben-Menachem    2 Approve the service of      [ ]    [ ]      [ ]
   the Company.       [ ]             [ ]                                          Mr. Reuven Ben-Menachem
                                                          George M. Lieberman      as Chairman of the Board
                                                                                   and CEO.
                                                          Jay B. Morrison

                                                          Achi Racov

                                                          Rina Shainski

                                                          Rimon Ben-Shaoul

                                                          Gil Weiser
      (Instructions: To                                                          3 Ratify and approve an       [ ]    [ ]      [ ]
      withhold authority to                                                        increase in the number of
      vote for any                                                                 Ordinary Shares reserved
      individual nominee                                                           for issuance pursuant to
      strike a line through                                                        the Company's Directors'
      that nominee name)                                                           Option Plan.

                                                                                 4 Approve the compensation    [ ]    [ ]      [ ]
                                                                                   of the Company's
                                                                                   directors for 2000.

                                                                                 5 Ratify and approve          [ ]    [ ]      [ ]
                                                                                   the compensation and
                                                                                   Option Awards of Mr.
                                                                                   Reuven Ben-Menachem, a
                                                                                   member of the Company's
                                                                                   Board of Directors and
                                                                                   Fundtech's CEO.

                                                                                 6 Ratify and approve          [ ]    [ ]      [ ]
                                                                                   amendments to the
                                                                                   Company's 1997 Israel
                                                                                   Plan and 1999 Option
                                                                                   Plan, increasing the
                                                                                   aggregate number of
                                                                                   Ordinary Shares reserved
                                                                                   under such Plans.

                                                                                 7 Ratify the appointment      [ ]    [ ]      [ ]
                                                                                   of Kost, Forer and Gabbay,
                                                                                   a member of Ernst and
                                                                                   Young International,
                                                                                   independent certified
                                                                                   public accountants, as
                                                                                   auditors for the Company
                                                                                   for fiscal year 2000 and
                                                                                   authorize the Board of
                                                                                   Directors to set the
                                                                                   remuneration for such
                                                                                   auditors.

                                                                                 8 Ratify and approve          [ ]    [ ]      [ ]
                                                                                   amendments to the
                                                                                   Company's Articles of
                                                                                   Association.


                                                                                                Dated:                , 2000
------------------------------------------     ----------------------------------------------         ----------------
            (SIGNATURE)                                   (SIGNATURE IF HELD JOINTLY)


NOTE: This proxy should be dated and signed by the stockholder exactly as the stockholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.